UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

  Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund Trust
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 588-5380
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2007
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Annual Report to Shareholders was mailed on February 29, 2008.

Activa

ANNUAL REPORT
DECEMBER 31, 2007

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Capital Management, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Tradewinds Global Investors, LLC


A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.


Logo: Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              4

ACTIVA GROWTH FUND                                                             6

ACTIVA INTERNATIONAL FUND                                                      8



ACTIVA Additional Information                                                 10



ACTIVA Officers and Trustees of the Fund                                      12



SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              14

   Activa Value Fund                                                          19

   Activa Growth Fund                                                         23

   Activa International Fund                                                  26



                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           29

STATEMENT OF OPERATIONS                                                       30

STATEMENT OF CHANGES IN NET ASSETS                                            31

NOTES TO FINANCIAL STATEMENTS                                                 33



FINANCIAL HIGHLIGHTS                                                          38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                        42


The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent.



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM

ANNUAL REPORT


Dear Shareholder:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the year ended December 31, 2007.

In 2007, we saw much of the market rise come in the first half of the year. The Federal Reserve moved to try and stabilize the economy by decreasing interest rates during the year, from 5.25% at the beginning of the year down to 4.25% by year-end. Although the second half of the year displayed much volatility, equity market returns managed to stay positive with the Dow Jones Industrial Average ending the year up 8.8%, following a negative fourth quarter of -3.9%. The broader markets also managed to end on the positive side with the Standard & Poor's 500 Index up 5.5% for the year. International stocks, as measured by the MSCI EAFE Index, experienced a double-digit return for the year by ending up 11.6%.

In subsequent pages to this Shareholders Report you will find the management discussion of fund performance by each of the Fund's Sub-Advisers. In addition you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the funds.

We continue to welcome as shareholders the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund. Whether you are a new or a continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective.

Activa Management Services, LLC is excited to announce the coming launch of our new web-site. The site will have many features including the option to view and use enhanced financial planning products along with products in Activa's Travel and Health divisions. The financial planning tools include retirement planning, education funding and personal asset allocation strategy. Simply go to activaservices.com to see all of our products and services.

Interested in establishing a retirement account? Activa offers Individual Retirement Accounts (IRAs) as well as Master Profit Sharing Plans. There is still time to contribute to an IRA for 2007. The IRA contribution limit for the 2007 tax-year remains at $4,000 and the catch-up contribution, for those investors 50 years and older, also remains the same at $1,000. You have until April 15, 2008 to establish an IRA for the 2007 tax year.

We have both Traditional and Roth IRAs for investors who are eligible to participate. Traditional IRA contributions may be tax deductible and require withdrawals to begin at age 70 1/2. Roth IRAs are not tax deductible in the year of contribution but may grow tax-free. There are no mandatory withdrawal requirements for Roth IRAs. There are Internal Revenue Service eligibility requirements for both Traditional and Roth IRAs and those rules should be reviewed prior to investing. Please call us to discuss the IRA choices and receive additional information. Our web-site also offers financial calculators that may help you decide between a Traditional or Roth IRA.

We also offer a Master Profit Sharing Plan with a 401(k) feature for eligible participants designed for independent business owners. With the Master Profit Sharing Plan you may contribute a larger annual amount and help employees establish retirement savings accounts as well. Please contact us to discuss the Plan in more detail.

On behalf of the Activa Funds I want to thank you for your support of our Fund family. We will continue to make it our priority to bring you the highest level of quality and service. Please contact us toll free, (800) 346-2670, with any questions.

Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President


                                             ACTIVA Mutual Funds Annual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

MARKET PERSPECTIVE

Amid concerns related to financial sector liquidity triggered by the sub-prime mortgage crisis, the Federal Reserve (the Fed) reduced the Federal Funds rate by 100 basis points in the second half of 2007. The Fed acted in concert with other central banks including the European Central Bank to insure global liquidity needs were met. The combination of these events resulted in a general decline in US treasury yields. The yield on the two year Treasury note fell from 4.81% to 3.05% during 2007, however, yields on longer term notes and bonds declined less as signs of increased inflation risk remained in the market. Although core inflation moderated over the course of the year, investors remained concerned about the potential long term inflation effects of the rate cuts, high energy and commodity prices and a weaker dollar. This also contributed to a steepening of the treasury yield curve as the yield difference between 2-year and 30-year treasuries increased by 1.40% between December 31, 2006 and December 31, 2007. US economic growth remained moderate running at approximately 3%, however, many economists are calling for sub-2% growth going forward with an increased risk that recessionary economic conditions will emerge. Market volatility is expected to remain elevated as the sub-prime mortgage crisis and bursting of the housing bubble work their way through the broader economy and financial markets.

PORTFOLIO HIGHLIGHTS

For the year, lower quality, higher yielding securities underperformed as investors sought the safety and principal protection offered by Treasury and higher quality securities. In addition, the weakening US dollar enhanced the value of high quality, non-US dollar denominated securities. As a result, the Fund reduced exposure to lower quality securities and increased its weighting to higher quality securities including non-US dollar denominated securities. In particular, the Fund took steps to reduce exposure to the finance, housing and mortgage sectors over the course of the year. In addition, the Fund maintained a modest, positive, relative duration posture as well as an overweight position in intermediate maturity securities (3 - 10 year maturities).

PERFORMANCE SUMMARY

The Fund generated a total return of 6.13% for the year ended December 31, 2007. By comparison the Lehman Brothers Aggregate Bond Fund returned 6.97% for the same one year period. Overall the Fund's relative return benefited from its exposure to high quality, non-U.S. sovereign securities, positive duration posture and an overweight in intermediate maturity securities. Detractors from the Fund's relative return included an overweight in the mortgage and asset-backed sectors as well as an overweight in the corporate finance sector.

OUTLOOK

We believe consumer spending remains the key to economic growth, however, the consumer faces significant economic challenges led by the bursting of the housing bubble and rising energy and commodity prices. In addition, the banking and finance sectors are tightening lending standards and attempting to shore up weakened balance sheets. The net effect of these factors is likely to lead to a significant slowdown in economic growth. As a result, we believe the Fed will remain accommodative. We expect to maintain our current strategy favoring higher quality securities, positive relative duration and an overweight in intermediate maturities until we see signs that the risks to economic growth have abated. Of course, the challenge will remain to identify the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.


2 ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund continued

Pie Chart:
Quality Diversification
as of 12/31/07
BBB                     10%*
A                       11%
AA                       6%
AAA                     20%
U.S. Government and
  U.S. Government
  Agency Obligations    53%

Pie Chart:
Average Years to
Maturity** Schedule
as of 12/31/07
Less than 1 Year         2%
1-4.99 Years            43%
5-9.99 Years            48%
10-19.99 Years           3%
Over 20 Years            4%

                                                         Average Annual Total Return***
                                                             Periods ended 12/31/07
------------------------------------------------------------------------------------------------
                                                                                 Since Inception
                                                    One Year        Five Year        8/30/99
Activa Intermediate Bond Fund                        6.13%           3.76%           5.56%
Lehman Bros. Aggregate Bond Index****                6.97%           4.42%           6.38%

Line Chart:
            Growth of $10,000 in the Activa Intermediate Bond Fund***
    Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from 8/30/99 through 12/31/07: Includes all fees
Date              Activa Intermediate Bond Fund      Lehman Bros. Aggregate Bond
8/30/99           10000                              10000
12/31/99          10063                              10104
12/31/00          11053                              11279
12/31/01          11991                              12229
12/31/02          13052                              13485
12/31/03          13507                              14039
12/31/04          14029                              14648
12/31/05          14267                              15004
12/31/06          14792                              15654
12/31/07          15698                              16745

*    Category reflects ratings by one nationally recognized rating agency.

** Average years to maturity is based on the average time remaining until principal payments are expected from the Fund's bonds, weighted by dollar amount.

*** The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

**** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return
     Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.

                                             ACTIVA Mutual Funds Annual Report 3

ACTIVA Value Fund -- Wellington Management Company, LLP

MARKET COMMENT

During the twelve-month period ended December 31, 2007, equity markets performed positively, despite volatility over the last six months. International equities continued to outperform relative to the US, with China contributing most significantly. Within the US, large cap value underperformed growth, as the Russell 1000 Value Index declined -0.2% versus a +11.8% return for the Russell 1000 Growth Index. Broadly speaking, large-caps led mid and small-caps for the year, as measured by the Russell 1000, Russell 2000 and S&P MidCap 400 indexes, respectively.

Equity markets weakened after a strong start to the year as concerns over subprime mortgages and rising energy prices weighed heavily on the US consumer. We expect ongoing credit market distress will weaken global activity and will be most pronounced in the US. Activity outside the US is expected to hold up better, and the weak US dollar will provide some relief for export-oriented industries. We anticipate the Federal Reserve Bank to cut policy rates decisively over the course of 2008 which should lead to a recovery in 2009. Inflation will be held back in the upcoming year by cyclical weakness, but upward pressures are likely to build towards the end of this decade.

Within the Russell 1000 Value Index, seven of the ten broad economic sectors posted positive returns. Energy, Utilities and Materials, were the best performing sectors, while Financials, Consumer Discretionary, and Information Technology posted the weakest results.

FUND REVIEW

Through this volatile market environment, the Activa Value Fund continues to perform well. The Activa Value Fund achieved a positive return of 2.43% net of expenses for the twelve-month period, and outperformed the -0.2% return of the Russell 1000 Value Index. Longer-term comparisons remain favorable.

The Sub-Adviser focuses on adding value through stock selection within industrial sectors; with sector weights managed within +/-3% of those of the Russell 1000 Value Index. The Sub-Adviser uses an internally-developed, quantitative analytical approach to complement fundamental security analysis research.

During the year, the Fund's investment approach produced positive benchmark-relative results in seven of the ten broad market sectors. Strong stock selection within the Health Care, Materials, and Consumer Discretionary sectors offset weakness within the Consumer Staples and Utilities sectors.

Strong security selection in the Health Care sector was additive to the Fund's relative returns. McKesson was a solid contributor, and rose early in the period because of impressive quarterly results which highlighted the company's ability to improve its margins by increasing revenue within its generics business.

Within the Materials sector, mining company Freeport-McMoRan has benefited from strong commodity pricing trends. The company also reported increased profitability from its 2006 acquisition of Phelps Dodge. Shares of fertilizer company Mosaic rose due to favorable supply/demand characteristics in the agriculture markets.

Within Consumer Discretionary, our overweight position of Goodyear Tire, also positively impacted the fund, as news of the company's decision to sell its Engineered Products business to the private equity firm, Carlyle Group sent shares on the rise in mid 2007.

The largest relative contributor to the Fund was AGCO. Shares of AGCO, a manufacturer of agricultural equipment, rose due to strong commodity prices, as well as the company's successful acquisition of Brazilian farm maker, Industria Agricola Fortaleza Limitada.

Notable absolute contributors to the Fund that benefited from higher oil prices during the year were Exxon Mobil and ConocoPhillips.

Consumer Staples holdings underperformed during the period, due to poor performance from grocer Supervalu. The company has been hurt by industry-wide price reductions for generic drugs and weaker consumer spending. In addition, our avoidance of strongly performing Coca-Cola detracted from the Fund's relative performance.

Within the Utilities sector, our out-of-benchmark position in PNM Resources detracted from relative performance; shares of the stock declined as a result of investor concerns centered on upcoming rate case decisions and future interest rate levels. The Fund also experienced weakness from our avoidance of Exelon, which reported sharply higher quarterly earnings driven by rising wholesale electricity prices, improved margins, and higher power output.


4 ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/07
Information Technology   7%
Energy                  18%
Materials                4%
Industrials             10%
Consumer Discretionary   5%
Consumer Staples         7%
Health Care              9%
Financials              27%
Telecommunication
  Services               7%
Utilities                6%

                         Top Ten Holdings as of 12/31/07
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
            AT&T, INC.                                       6.1%
            EXXON MOBIL CORP. COM                            5.6%
            CONOCOPHILLIPS                                   4.4%
            BANK OF AMERICA CORP.                            4.0%
            GOLDMAN SACHS                                    3.2%
            GENERAL ELECTRIC CO.                             3.0%
            ASSURANT, INC.                                   2.9%
            BRISTOL-MYERS SQUIBB CO.                         2.4%
            OCCIDENTAL PETROLEUM CORP.                       2.4%
            ACE LIMITED                                      2.3%

                                             Average Annual Total Return*
                                                Periods ended 12/31/07
--------------------------------------------------------------------------------
                                       One Year        Five Year       Ten Year
Activa Value Fund, Class A**            2.43%          14.35%           5.73%
Russell 1000 Value Index***            -0.17%          14.63%           7.68%
S&P 500 Index****                       5.49%          12.82%           5.91%

Line Chart:
                   Growth of $10,000 in the Activa Value Fund*
          Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/97 through 12/31/07
Date             Activa Value Fund,      Russell 1000 Value Index  S&P 500 Index
                 Class A
12/31/1997       10000                   10000                     10000
12/31/98         11017                   11563                     12860
12/31/99         10278                   12413                     15566
12/31/00         11698                   13283                     14149
12/31/01         10874                   12541                     12466
12/31/02         8931                    10594                     9712
12/31/03         11465                   13776                     12496
12/31/04         13230                   16047                     13855
12/31/05         14351                   17179                     14535
12/31/06         17048                   21001                     16828
12/31/07         17462                   20965                     17752

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Management Company, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                             ACTIVA Mutual Funds Annual Report 5

ACTIVA Growth Fund -- BlackRock Capital Management, Inc.

PERFORMANCE SUMMARY

Equities experienced a setback in the final quarter of 2007 as market headwinds proved too severe for stocks to muster a sustainable rally. Weakness in the housing market, ongoing credit issues, and disappointing earnings results all contributed to a volatile fourth quarter that sent the major indices into the red. Despite a difficult fourth quarter, equities were remarkably resilient throughout the year and only a handful of small capitalization and value indices ended the year negative. As the year progressed a transition in leadership from small and value to large and growth clearly took hold. Large cap growth stocks as measured by the Russell 1000 Growth Index posted impressive gains during the 12-months ended December 31, 2007, rising 11.8%. The portfolio outperformed the benchmark in this environment, posting a positive return of 18.0% for the period.

Consistent with our bottom-up investment process, stock selection was the predominant positive return factor for the portfolio during the 12 month period, as sector allocations had a minimal net impact on performance. Selection decisions in the consumer discretionary, industrials, materials and information technology sectors all had strong positive influences on comparative performance during the period. Weakness within the financials and telecommunication services sectors created a drag on performance.

PORTFOLIO REVIEW

Selection gains were greatest in the consumer discretionary sector, as our holdings significantly outperformed those in the benchmark. Additionally, an underweight to this sector the group aided returns as it was the worst performing sector within the benchmark. At the stock level, positions in casino operator Las Vegas Sands and Chinese outdoor media firm Focus Media Holding fueled gains. Additionally, avoidance of Home Depot proved beneficial as the weak housing sector hurt home-improvement retailers during the year.

Within industrials, the most notable contribution stemmed from a position in Foster Wheeler. Foster Wheeler engineers and constructs oil & gas processing and refining facilities as well as natural gas liquefaction facilities and receiving terminals. The firm has continued to capitalize on the global infrastructure build-out as global economic growth continues to drive investment in new and existing facilities. Likewise, good stock picking led to favorable results in the materials sector as the top individual contributor during the 12-month period came from this group. Our long-term position in agricultural biotechnology company Monsanto led to healthy gains as the company has continued to benefit from sales of its genetically modified corn seed. In information technology, a position in Apple was a meaningful contributor, as the firm has continued to see large market share gains from both PC and iPhone sales.

In contrast, relative weakness within the financials sector was the result of stock selection. Our position in NYSE Euronext hurt performance during the first half of 2007 as shares of the global exchange drifted down throughout the second quarter. An overweight to the poor performing telecommunication services sector also dampened comparative performance. At the company level, an overweight to wireless telecomm firm NII Holdings created a drag on performance during the fourth quarter.

PORTFOLIO POSITIONING AND OUTLOOK

In the current environment, the portfolio is emphasizing a number of the larger, mature companies in our universe for their more predictable earnings streams and global business orientations. As we approached the end of the year, we did take measures to further reduce the cyclicality of the overall portfolio by increasing exposure to both the health care and consumer staples sectors and paring back within information technology. At year end, our most meaningful overweights were in the health care, telecommunication services and consumer staples sectors, while our most substantial underweights were in the energy and consumer discretionary sectors.

Looking ahead, we expect equities to remain volatile as investors watch credit conditions and economic indicators for a sign of what is to come. We feel the portfolio is well positioned to operate in the current environment given our movement towards multinational companies and positioning among names with non-cyclical growth potential.


6 ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/07
Consumer Discretionary   5%
Consumer Staples        13%
Energy                   6%
Financials               5%
Health Care             20%
Industrials             13%
Information Technology  27%
Materials                4%
Telecommunication
  Services               4%
Other                    3%

                         Top Ten Holdings as of 12/31/07
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
              GOOGLE, INC.                                     3.7%
              MICROSOFT                                        3.7%
              APPLE COMPUTER                                   3.6%
              THE COCA COLA CO.                                3.4%
              ALTRIA GROUP, INC.                               3.3%
              ADOBE SYS, INC.                                  3.0%
              CONSOL ENERGY, INC.                              3.0%
              MONSANTO CO.                                     2.7%
              CISCO SYSTEMS                                    2.6%
              HONEYWELL INTERNATIONAL                          2.6%

                                          Average Annual Total Return*
                                             Periods ended 12/31/07
--------------------------------------------------------------------------------
                                                                 Since Inception
                                    One Year        Five Year        8/30/99
Activa Growth Fund                  18.04%          12.82%          -0.76%
Russell 1000 Growth Index**         11.81%          12.11%          -0.42%
S&P 500 Index***                     5.49%          12.82%           2.95%

                  Growth of $10,000 in the Activa Growth Fund*
          Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/07: Includes all fees
Date           Activa Growth Fund     Russell 1000 Growth Index    S&P 500 Index
8/30/99        10000                  10000                        10000
12/31/99       11380                  12252                        11173
12/31/00       10136                  9504                         10155
12/31/01       7740                   7562                         8947
12/31/02       5132                   5453                         6970
12/31/03       6597                   7075                         8969
12/31/04       7231                   7521                         9944
12/31/05       7657                   7917                         10432
12/31/06       7948                   8635                         12078
12/31/07       9382                   9655                         12741

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 7

ACTIVA International Fund -- Tradewinds Global Investors, LLC

The MSCI EAFE Index ended 2007 modestly higher than what was reported for the first half of the year. The year started where it had left off in 2006 with international markets rallying strongly. The fourth quarter, though, saw a reversal of returns, with the MSCI EAFE Index ending its streak of nine consecutive quarters of positive returns by posting a negative performing quarter. For the 12 months ended 12/31/07, the MSCI EAFE Index returned just over 11% and the MSCI EAFE Value Index returned approximately 6.5%; and as with 2006, the Japanese market was the notable laggard. The US dollar continued its weakening trend, which started in 2002, boosting local market returns and contributing 7% of the MSCI EAFE Index's 11% return for the period. The portfolio's currency contribution over the period was similar to that of the benchmark; while our significant underexposure to the Euro, which rallied for the year, hampered performance, our exposure to the Canadian Dollar via our Canadian holdings offset those losses. Notable sector gains for the year came from the Materials and Telecom Services sectors, while the Healthcare sector generated a modest positive return and the Financials sector, the largest of the EAFE sectors, posted a negative return for the year.

The fund returned 11.1% for the period, similar to the return of the MSCI EAFE Index of 11.6%. While our overweight positions in the Energy, Materials and Telecom Services sectors provided strong absolute returns, the portfolio's relative sector performance, as compared to comparable EAFE sectors, in Materials and Telecom Services and holdings in the Financials sector dampened overall returns. In addition, our higher than benchmark exposure to Japan also detracted from returns on both an absolute and relative basis in US dollar terms.

Within the Energy sector, the portfolio continued to benefit from strong oil prices and owning undervalued companies that have lagged the overall market in recent years. BP PLC, NIPPON OIL CORP, ROYAL DUTCH SHELL PLC and SUNCOR ENERGY INC. were notable contributors to performance of the overall portfolio. We continue to find good value in this sector and remain overweight relative to the index.

Within the Materials sector, we realized gains in the portfolio's RIO TINTO PLC position, a UK diversified mining company, after the stock rallied substantially for the period and provided strong overall returns for the fund. We also saw strong returns from several of the portfolio's precious metals holdings including BARRICK GOLD CORP, the portfolio's largest single position, LONMIN PLC of the UK and NEWMONT MINING LTD. NOVAGOLD RESOURCES INC, a Canadian mineral development and exploration company, was a positive contributor to the portfolio until late in the year when the company announced that it would halt construction on one of its copper-gold projects. We continue to believe that gold mining companies offer significant opportunity and potential upside to intrinsic value and are maintaining our exposure to this area.

As previously highlighted, the portfolio's overweight position in the Telecom Services sector contributed to performance from an allocation perspective. Those gains were more than offset, however, by relative stock exposure within that sector. With the exception of VODAFONE PLC, one of the top contributors to returns, the portfolio's sector holdings did not generally perform as well as those in the benchmark. Shares of VODAFONE PLC have traded higher on the company's better than expected guidance for FY 2008 and positively received operational restructuring efforts and growth strategies in emerging markets.

Within Japan, the fund was hurt due to the overweight exposure to the country and some poorly performing stocks. There was share price weakness in portfolio companies such as SANKYO CO LTD and SEGA SAMMY HOLDINGS INC, which produce products for the Japanese leisure industry, and ACOM CO LTD and TAKEFUJI CORP, both Japanese consumer finance companies.

Overall fund returns were strong for the period on an absolute and relative basis, and we continue to find good opportunities for investing in the world excluding the US.


Pie Chart:
Industry Sector Holdings as of 12/31/07
Consumer Discretionary  14%
Consumer Staples         7%
Energy                  14%
Finance                  3%
Health                   4%
Materials & Processing  25%
Producer Durables        5%
Technology               6%
Utilities                3%
Telecommunications      19%


8 ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued

Pie Chart:
Country Breakdown
as of 12/31/07
Japan           31%
Canada          10%
United Kingdom   8%
United States    7%*
France           7%
South Africa     7%
Australia        5%
Republic
  of Korea       4%
Italy            4%
Other           17%

                         Top Ten Holdings as of 12/31/07
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
            NIPPON TLGRPH. & TELE. ADR - JAPAN               4.9%
            CHUNGHWA TELECOM ADR - TAIWAN                    4.1%
            BARRICK GOLD CORP. - CANADA                      4.0%
            ANGLOGOLD ASHANTI-SPN ADR - SOUTH AFRICA         3.4%
            DAI NIPPON PRINTING - JAPAN                      3.2%
            TELECOM ITALIA - ITALY                           3.2%
            GEMALTO - NETHERLANDS                            3.1%
            KT CORP.  ADR - KOREA                            2.9%
            ROYAL DUTCH SHELL ADR - UNITED KINGDOM           2.9%
            NEWMONT MINING CORP. - UNITED STATES             2.8%

                                          Average Annual Total Return**
                                             Periods ended 12/31/07
--------------------------------------------------------------------------------
                                                                 Since Inception
                                    One Year        Five Year        8/30/99
Activa International Fund***        11.06%          17.84%           3.82%
MSCI EAFE Index****                 11.63%          22.08%           7.55%
S&P 500 Index*****                   5.49%          12.82%           2.95%

Line Chart:
              Growth of $10,000 in the Activa International Fund**
      Growth of an assumed $10,000 investment in Activa International Fund from 8/30/99 through 12/31/07: Includes all fees
Date                   Activa International Fund     MSCI EAFE Index     S&P 500
8/30/99                10000                         10000               10000
12/31/99               14200                         11800               11173
12/31/00               10605                         10153               10155
12/31/01               7534                          7999                8947
12/31/02               6011                          6747                6970
12/31/03               7928                          9389                8969
12/31/04               9022                          11333               9944
12/31/05               10247                         12922               10432
12/31/06               12298                         16393               12078
12/31/07               13658                         18299               12741

* United States securities represent 4.5% cash equivalents and approximately 2.8% Newmont Mining Corp. which is headquartered in the United States but has operations throughout the world in various countries.

** The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

*** Tradewinds Global Investors, LLC, became the Fund's sub-adviser on April 1, 2005. Nicholas Applegate Capital Management was the Fund's sub-adviser from August 30, 1999 until March 31, 2005.

**** The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

***** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                             ACTIVA Mutual Funds Annual Report 9

ACTIVA Additional Information

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                               EXPENSES PAID DURING THE PERIOD
                                                     Beginning      Ending         Expenses
                                                     Account       Account           Paid     Annualized
                                                      Value,        Value,          During      Expense
                                                     7/1/2007     12/31/2007        Period*      Ratio
                                                     --------      --------        --------    --------
Activa Intermediate Bond                Actual       $1,000.00     $1,056.10        $4.61        0.89%
                                  Hypothetical       $1,000.00     $1,020.51        $4.54        0.89%
Activa Value Fund Class A               Actual       $1,000.00       $954.20        $5.91        1.20%
                                  Hypothetical       $1,000.00     $1,018.95        $6.12        1.20%
Activa Value Fund Class R               Actual       $1,000.00       $955.20        $5.47        1.11%
                                  Hypothetical       $1,000.00     $1,019.40        $5.67        1.11%
Activa Growth Fund                      Actual       $1,000.00     $1,078.80        $6.97        1.33%
                                  Hypothetical       $1,000.00     $1,018.30        $6.79        1.33%
Activa International Fund               Actual       $1,000.00     $1,026.00        $7.40        1.45%
                                  Hypothetical       $1,000.00     $1,017.69        $7.40        1.45%

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION

Proxy Voting Guidelines
The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2007 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


10 ACTIVA Mutual Funds Annual Report

ACTIVA Additional Information continued


APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees of Activa International Fund (the "Fund"), at its meeting on September 26, 2007, approved entering into a new Sub-Advisory Agreement with Tradewinds Global Investors, LLC ("Tradewinds") to be effective upon the completion of the acquisition of Tradewinds' parent, Nuveen Investments, Inc. by Windy City Investments, Inc., which is wholly-owned by Windy City Holdings, LLC a newly created holding company formed by investors led by Madison Dearborn Partners LLC. The new Sub-Advisory Agreement became effective on November 13, 2007.

The terms and conditions of the new Sub-Advisory Agreement with Tradewinds are substantially the same as the terms and conditions of the prior Sub-Advisory Agreement with Tradewinds. There were no changes in the Fund's investment objectives, policies or restrictions. Nor were there be any change in the portfolio managers responsible for managing the Fund's investment portfolio.

In considering the proposed agreement, the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by Tradewinds. As part of its review, the Board considered financial information provided by Tradewinds, as well as information about Tradewinds' management structure, professional staff, and history of compliance with federal securities regulations. The Board also considered the qualifications of the portfolio managers assigned to the Fund and the investment results achieved by those managers. The Board concluded that Tradewinds had provided satisfactory services to the Fund and that Tradewinds could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other funds with similar investment objectives. The Board concluded that the Fund's investment performance was satisfactory.

In considering the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under this agreement. At its February 2007 meeting, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory and Sub-Advisory Agreements provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the proposed Sub-Advisory Agreement is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to the Sub-Adviser, and its affiliated organizations, by virtue of their relationships with the Fund. The Board did not consider a profit analysis from Tradewinds because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and Tradewinds and because the fees under the proposed sub-advisory agreement will constitute a very small percentage of Tradewinds' total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of the proposed sub-advisory agreement, including the compensation payable thereunder, were fair and reasonable. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


                                            ACTIVA Mutual Funds Annual Report 11

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2007 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as
Trustee:

                                                                                                           NUMBER OF
                                                                                                          PORTFOLIOS        OTHER
                                                                                                            IN FUND        DIRECTOR-
                                                                 TERM OF                                    COMPLEX         SHIPS
         NAME AND                                             OFFICE/YEARS     PRINCIPAL OCCUPATION       OVERSEEN BY      HELD BY
         ADDRESS                AGE      OFFICE HELD             SERVED           LAST FIVE YEARS           TRUSTEE        TRUSTEE
         -------                ---      -----------             ------           ---------------           -------        -------
INTERESTED TRUSTEE
James J. Rosloniec*             62    Trustee of the Fund      Perpetual / 27    President, Chief              4             None
2905 Lucerne SE, Suite 200                                                       Operating Officer,
Grand Rapids, Michigan                                                           JVA Enterprises I,
49546                                                                            LLC; President,
                                                                                 Chief Executive
                                                                                 Officer and
                                                                                 Director, Activa
                                                                                 Holdings Corp.;
                                                                                 President, Chief
                                                                                 Executive Officer,
                                                                                 of Activa Management
                                                                                 Services, LLC; and
                                                                                 President and
                                                                                 Treasurer, Activa
                                                                                 Mutual Fund Trust
                                                                                 (1999-2002).

ADVISORY TRUSTEE
Joseph E. Victor, Jr.           60    Advisory Trustee         Perpetual / 7     President and Chief           4             None
2905 Lucerne SE, Suite 200            of the Fund                                Executive Officer,
Grand Rapids, Michigan 49546                                                     Marker Net, Inc.
                                                                                 (Crown Independent
                                                                                 Business Owner
                                                                                 affiliated with
                                                                                 Quixtar, Inc.)

DISINTERESTED TRUSTEES
Donald H. Johnson               77    Trustee of the Fund      Perpetual / 15    Retired, Former Vice          4             None
2905 Lucerne SE, Suite 200                                                       President-Treasurer,
Grand Rapids, Michigan 49546                                                     SPX Corporation.

Walter T. Jones                 65    Trustee of the Fund      Perpetual / 16    Retired, Former               4             None
936 Sycamore Drive                                                               Senior Vice
Holland, Michigan 49424                                                          President-Chief
                                                                                 Financial Officer,
                                                                                 Prince Corporation

Richard E. Wayman               73    Trustee of the Fund      Perpetual / 10    Retired, Former               4             None
24578 Rutherford                                                                 Finance Director,
Ramona, California 92065                                                         Amway Corporation.

Allan D. Engel                  55    President, Secretary     Perpetual / 27    Vice President, Real          N/A           N/A
2905 Lucerne SE, Suite 200            and Treasurer of the                       Estate Operations
Grand Rapids, Michigan                Fund; President, and                       and Secretary-Activa
49546                                 Secretary of the                           Holdings Corp.; Vice
                                      Investment Adviser.                        President of Activa
                                                                                 Management Services,
                                                                                 LLC; Trustee, Activa
                                                                                 Mutual Fund Trust
                                                                                 (1999-2004); and
                                                                                 Vice President and
                                                                                 Assistant Treasurer,
                                                                                 Activa Mutual Fund
                                                                                 Trust (1999-2002).


12 ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the year ended December 31, 2007:

                                              PENSION OR
                                              RETIREMENT
                                               BENEFITS
                                              ACCRUED AS     ESTIMATED ANNUAL         TOTAL
 NAME OF PERSON,               TRUSTEE          PART OF          BENEFITS         COMPENSATION
    POSITION                COMPENSATION     FUND EXPENSES    UPON RETIREMENT   PAID TO TRUSTEES
INTERESTED TRUSTEE

James J. Rosloniec*
Trustee                        $12,000          -0-               -0-                $12,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee               $12,000          -0-               -0-                $12,000

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                        $12,000          -0-               -0-                $12,000

Walter T. Jones
Trustee                        $12,000          -0-               -0-                $12,000

Richard E. Wayman
Trustee                        $12,000          -0-               -0-                $12,000

*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the year ended December 31, 2007, amounted to $60,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's officers who devote all or part of their time to the affairs of the Investment Adviser.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.

                                            ACTIVA Mutual Funds Annual Report 13

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/07

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE                                                    1.2%
CUSTODIAN CASH SWEEP
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                         752,790       $        752,790
                                                                                                           ----------------

US TREASURY BONDS                                                               5.6%
     US TREASURY BONDS, 6.25%, 8/15/23                                                     1,139,000              1,364,044
     US TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                                 306,000                514,619
     US TREASURY INFLATION INDEX BOND (TIP), 2.00%, 01/15/14                                 550,000                642,469
     US TREASURY N/B, 4.625%, 2/15/17                                                        863,000                902,508
     US TREASURY N/B, 4.625%, 2/15/17                                                        175,000                183,012
                                                                                                           ----------------
                                                                                                                  3,606,652
                                                                                                           ----------------
US TREASURY STRIPS - PRINCIPAL ONLY                                             1.5%
     STRIP PRINC., 11/15/13                                                                  135,000                109,355
     STRIP PRINC., 08/15/25                                                                1,900,000                835,069
                                                                                                           ----------------
                                                                                                                    944,424
                                                                                                           ----------------

FEDERAL HOME LOAN MORTGAGE                                                     17.6%
     FREDDIE MAC. GOLD, 5.50%, 12/1/32                                                       253,521                253,762
     FREDDIE MAC., 5.00%, 12/01/35                                                           639,691                624,652
     FEDERAL GOVT. LOAN MANAGEMENT CORP., 5.50%, 02/01/36                                    484,985                484,247
     FEDERAL HOME LOAN MORTGAGE CORP., 4.50%, 12/01/35                                       440,061                416,348
     FED. GOVT. LOAN MORTG. CORP. PL G18010, 5.50%, 09/01/19                                 369,223                374,091
     FEDERAL HOME LOAN MORTGAGE CORP., 5.375%, 01/09/14                                    1,385,000              1,395,951
     FREDDIE MAC., 8.00%, 3/1/30                                                             100,702                107,876
     FED. GOVT. LOAN MORTG. CORP. PL B19064, 4.50%, 04/01/20                                 878,509                863,582
     FREDDIE MAC., 5.00%, 07/01/34                                                           783,098                765,045
     FREDDIE MAC., 5.50%, 05/01/35                                                         1,311,048              1,309,055
     FEDERAL GOVT LOAN MORTGAGE CORP., 5.00%, 09/01/35                                     1,033,153              1,008,863
     FREDDIE MAC., 5.50%, 5/15/28                                                          1,021,000              1,037,577
     FREDDIE MAC., 5.00%, 4/15/18                                                            767,000                772,299
     FREDDIE MAC., 4.50%,  4/15/26                                                           852,000                850,377
     FREDDIE MAC. GOLD, 5.50%, 08/1/37                                                       995,388                993,489
                                                                                                           ----------------
                                                                                                                 11,257,214
                                                                                                           ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          21.0%
     FANNIE MAE, 6.5%, 9/1/29                                                                 47,822                 49,561
     FANNIE MAE, 4.50%, 9/1/18                                                               725,362                713,927
     FANNIE MAE, 5.00%, 12/1/33                                                              567,905                555,048
     FANNIE MAE, 5.00%, 7/1/37                                                             1,240,191              1,210,308
     FANNIE MAE, 6.0%, 1/1/29                                                                 79,207                 81,015
     FANNIE MAE, 6.50%, 3/1/29                                                                46,986                 48,708
     FANNIE MAE, 6.50%, 3/1/29                                                                52,356                 54,275
     FANNIE MAE, 6.50%, 7/1/32                                                               503,134                520,223
     FANNIE MAE, 6.50%, 4/1/18                                                               307,049                318,031
     FANNIE MAE, 6.50%, 5/1/32                                                               226,278                233,963
     FANNIE MAE, 5.5%, 2/1/33                                                                229,588                229,794
     FANNIE MAE, 5.50%, 4/1/33                                                               180,876                181,039
     FANNIE MAE, 4.50%, 8/1/19                                                               716,775                705,195
     FANNIE MAE, 5.00%, 8/1/33                                                               188,055                183,798
     FANNIE MAE, 7.00%, 3/1/35                                                               134,937                141,608
     FANNIE MAE, 5.00%, 6/01/34                                                              206,329                201,578
     FANNIE MAE, 5.00%, 8/01/19                                                              408,572                409,389
     FANNIE MAE, 6.00%, 10/1/34                                                              993,656              1,010,562
     FANNIE MAE  POOL #835760, 4.50%, 09/01/35                                             1,165,682              1,104,229

14 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
     FANNIE MAE, 6.00%, 01/01/36                                                           1,505,733       $      1,529,355
     FANNIE MAE, 5.00%, 11/01/35                                                             541,763                528,492
     FANNIE MAE, 5.50%, 01/01/36                                                             944,696                943,618
     FANNIE MAE, 5.50%, 02/01/36                                                             785,316                784,960
     FANNIE MAE, 5.293%, 04/01/37                                                          1,221,450              1,228,681
     FANNIE MAE, 5.50%, 11/01/36                                                             565,987                565,341
                                                                                                           ----------------
                                                                                                                 13,532,698
                                                                                                           ----------------

FEDERAL FARM CREDIT BANK                                                        0.8%
     FEDERAL FARM CREDIT BANK, 4.875%, 01/17/17                                              500,000                513,870
                                                                                                           ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        2.0%
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 11/15/31                                     67,772                 71,862
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 12/15/28                                     30,237                 32,097
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 9/15/29                                       7,153                  7,592
     GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                       112,285                119,181
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.50%, 4/15/18                                     425,643                419,116
     GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 09/15/34                                        78,633                 83,239
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 3.407%, 7/16/21                                    599,047                588,171
                                                                                                           ----------------
                                                                                                                  1,321,258
                                                                                                           ----------------
FOREIGN BOND                                                                   10.2%
     GOVERNMENT OF CANADA, 4.00%, 6/1/16                                                     100,000                101,567
     CANADA GOV'T., 4.25%, 12/01/08                                                          350,000                355,906
     PROVINCE OF ONTARIO, 4.30%, 03/08/17                                                    400,000                401,196
     TELEFONICA EMISIONES SAU., 5.855%, 02/04/13                                             280,000                288,413
     JAPAN-37(10 YEAR ISSUE) GOVT., 0.80%, 6/20/09                                        53,950,000                483,864
     GOVERNMENT OF AUSTRALIA, 5.25%, 08/15/10                                              1,000,000                843,995
     BUNDESREPUB. DEUTSCHLAND, 4.0%, 01/04/37                                                200,000                264,807
     UK TREASURY, 4.25%, 03/07/11                                                            100,000                198,123
     UK TREASURY NOTE, 4.00%, 09/07/16                                                       150,000                287,962
     UK TREASURY BOND, 4.00%, 9/07/16                                                        200,000                383,949
     BUONI POLIENNALI DEL TES, 3.75%, 08/01/16                                               370,000                513,575
     FRENCH TREASURY NOTE (BTAN- 5 YEAR), 3.50%, 07/12/11                                    505,000                723,523
     BUONI POLIENNALI DEL TES, 3.75%, 06/15/09                                               335,000                487,376
     JAPAN-281(10 YEAR ISSUE), 2.00%, 06/20/16                                           127,450,000              1,204,010
                                                                                                           ----------------
                                                                                                                  6,538,266
                                                                                                           ----------------

MUNICIPAL BONDS                                                                 0.9%
NEW YORK
     PORT AUTHORITY NY AND NJ MUNICIPAL BOND, 5.75%, 11/01/32                                600,000                590,232
                                                                                                           ----------------

CORPORATE BONDS - 24.3%
AUTOMOTIVE                                                                      0.9%
     DAIMLERCHRYSLER, 5.75%, 9/08/11                                                         295,000                299,626
     DELHAIZE AMERICA, INC., 6.50%, 6/15/17                                                  250,000                256,205
                                                                                                           ----------------
                                                                                                                    555,831
                                                                                                           ----------------

BANKING                                                                         3.7%
     BB&T CAPITAL TRUST, 6.75% 06/07/36                                                      285,000                278,402
     CIT GROUP, INC., 5.80%, 7/28/11                                                         142,000                136,830
     CITIGROUP, INC., 5.625%, 08/27/12                                                       280,000                283,922
     FIFTH THIRD BANCORP, 5.45%, 01/15/17                                                    295,000                282,451


                                            ACTIVA Mutual Funds Annual Report 15

   The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
BANKING (CONTINUED)
     JP MORGAN CHASE, 5.375%, 10/01/12                                                       280,000       $        285,277
     JP MORGAN CHASE, 5.247%, 1/12/43                                                        500,000                502,367
     WACHOVIA CORPORATION, 5.625% 10/15/16                                                   300,000                296,295
     WELLS FARGO COMPANY, 5.25%  10/23/12                                                    280,000                284,957
                                                                                                           ----------------
                                                                                                                  2,350,501
                                                                                                           ----------------
BROADCASTING                                                                    0.9%
     ROGERS CABLE, INC., 5.50%, 03/15/14                                                     270,000                266,373
     TIME WARNER, INC., 5.50%, 11/15/11                                                      295,000                296,464
                                                                                                           ----------------
                                                                                                                    562,837
                                                                                                           ----------------
DRUGS                                                                           0.9%
     ABBOTT LABS, 5.60%, 11/30/17                                                            280,000                288,223
     HOSPIRA, INC., 6.05%, 03/30/17                                                          300,000                301,970
                                                                                                           ----------------
                                                                                                                    590,193
                                                                                                           ----------------
ELECTRIC UTILITY                                                                3.3%
     DPL, INC., 6.875%, 09/01/11                                                             270,000                287,415
     MIDAMERICA ENERGY HLDGS., 6.125%, 04/01/36                                              295,000                295,282
     NEVADA POWER CO., 5.875%, 01/15/15                                                      306,000                305,631
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                         1,152,000              1,222,073
                                                                                                           ----------------
                                                                                                                  2,110,401
                                                                                                           ----------------
ENERGY                                                                          1.7%
     FLORIDA POWER CORP., 6.35%, 09/15/37                                                    170,000                179,726
     NORTHERN STATES PWR., 8.00%, 08/28/12                                                   250,000                281,059
     SOUTHERN POWER CO., 6.25%, 07/15/12                                                     280,000                293,173
     XTO ENERGY, INC., 6.25%, 04/15/13                                                       335,000                350,809
                                                                                                           ----------------
                                                                                                                  1,104,767
                                                                                                           ----------------
FINANCIAL SERVICES                                                              5.7%
     AMERICA MOVIL SA AMXLMM5, 5.625%, 11/15/17                                              320,000                314,270
     AMERICAN EXPRESS, 6.80%, 09/01/66                                                       270,000                274,215
     AMERICAN GENERAL FINANCE, 4.875%, 07/15/12                                              305,000                295,513
     CITIGROUP/DEUTSCHE BANK COMM. MORTAGE, VRN, 7/15/44                                     605,000                607,767
     CATERPILLAR FINANCIAL SERVICES CORP., 5.125%, 10/12/11                                  295,000                297,752
     GENERAL ELECTRIC CAPITAL CORP., 5.00%, 01/08/16                                         232,000                231,386
     GOLDMAN SACHS GROUP, INC, 5.625%, 01/15/17                                              360,000                352,181
     INTERNATIONAL LEASE FIN. 5.625%, 9/20/13                                                305,000                306,079
     LEHMAN BROTHERS HOLDINGS, 6.625%, 01/18/12                                              133,000                138,255
     MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                                   1,489                  1,478
     NATIONAL RURAL UTILITIES, 4.75%, 3/1/14                                                 295,000                286,413
     PNC FUNDING CORP., 5.125%, 12/14/10                                                     295,000                297,270
     RESONA PFD GLOBAL SECS., 7.191%, 12/29/49                                               290,000                288,157
                                                                                                           ----------------
                                                                                                                  3,690,736
                                                                                                           ----------------
HEALTH CARE                                                                     0.9%
     AETNA, INC., 5.75%, 06/15/11                                                            290,000                298,297
     UNUMPROVIDENT CORP. 7.625%, 03/01/11                                                    270,000                288,218
                                                                                                           ----------------
                                                                                                                    586,515
                                                                                                           ----------------
INSURANCE                                                                       0.9%
      ACE INA HOLDINGS, 5.70%, 02/15/17                                                      290,000                287,894
      METLIFE, INC., 6.40%, 12/15/36                                                         285,000                262,016
                                                                                                           ----------------
                                                                                                                    549,910
                                                                                                           ----------------
OIL & EXPLOR PROD & SER                                                         1.2%
     APACHE CORPORATION, 5.625%, 01/15/17                                                    285,000                290,856
     MARATHON OIL CORP., 6.6%, 10/01/37                                                      168,000                175,760
     PETROBAS INTERNATIONAL, 6.125%,10/06/16                                                 280,000                287,000
                                                                                                           ----------------
                                                                                                                    753,616
                                                                                                           ----------------

16 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT/SERVICES                                                    1.4%
     HESS CORP., 6.65%, 8/15/11                                                              270,000       $        285,197
     CONOCOPHILLIPS, 5.50%, 4/15/13                                                          290,000                300,524
     WESTERN OIL AND SANDS, INC., 8.375%, 05/01/12                                           285,000                318,153
                                                                                                           ----------------
                                                                                                                    903,874
                                                                                                           ----------------
PIPELINES                                                                       0.5%
     KINDER MORGAN ENERGY PARTNERS, 5.85%, 09/15/12                                          280,000                288,583
                                                                                                           ----------------

PRINTING & PUBLISHING                                                           0.8%
     NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                  152,000                176,350
     XEROX CORP., 5.50%, 05/15/12                                                            320,000                325,630
                                                                                                           ----------------
                                                                                                                    501,980
                                                                                                           ----------------
REAL ESTATE                                                                     0.2%
     ISTAR FINANCIAL SFI, 5.15%, 03/01/12                                                    150,000                129,749
                                                                                                           ----------------

TECHNOLOGY                                                                      0.4%
     SEAGATE TECHNOLOGY HDD, 6.80%, 10/01/16                                                 305,000                298,900
                                                                                                           ----------------

TELECOMMUNICATIONS                                                              0.9%
     CISCO SYSTEMS, INC., 5.50%, 02/22/16                                                    275,000                280,123
     VERIZON NEW YORK, INC., 6.875%, 04/01/12                                                315,000                334,524
                                                                                                           ----------------
                                                                                                                    614,647
                                                                                                           ----------------

TOTAL CORPORATE BONDS                                                                                            15,593,040
                                                                                                           ----------------

ASSET BACKED SECURITIES - 2.9%
ELECTRIC UTILITY                                                                1.0%
     DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                                169,000                174,085
     PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                            494,000                515,069
                                                                                                           ----------------
                                                                                                                    689,154
                                                                                                           ----------------
FINANCIAL SERVICES                                                              1.9%
     CITIBANK CREDIT CARD INSURANCE TRUST, 5.30%, 3/15/18                                    625,000                635,435
     HONDA AUTO RECEIVABLES OWNER TRUST, 5.11%, 04/15/12                                     595,000                600,363
                                                                                                           ----------------
                                                                                                                  1,235,798
                                                                                                           ----------------

TOTAL ASSET BACKED SECURITIES                                                                                     1,924,952
                                                                                                           ----------------


                                            ACTIVA Mutual Funds Annual Report 17

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0%
FINANCIAL SERVICES                                                             12.0%
     BEAR STEARNS COMMERCIAL MORTG. SEC., 4.735%, 09/11/42                                   500,000       $        496,773
     BEAR STEARNS COMMERCIAL MORTG. SEC., 5.426%, 09/11/41                                   605,000                610,674
     BEAR STEARNS COMMERCIAL MORTG. SEC., 5.201% 12/11/38                                    945,000                937,289
     BEAR STEARNS COMMERCIAL MORTG. SEC., 5.588%,09/11/42                                    650,000                657,826
     CITIGROUP/DEUTSCHE BK. COMM. MTG. TR., 5.56%, 10/15/48                                  740,000                749,220
     GREENWICH CAPITAL COMM. FUNDING CORP., 5.381%, 03/10/39                                 605,000                608,743
     FREDDIE MAC., 5.00%, 10/15/31                                                         1,500,000              1,491,556
     FREDDIE MAC., 5.50%, 01/15/31                                                         1,128,000              1,145,175
     MERRILL LYNCH MORTGAGE TRUST, VRN, 11/12/37                                             500,000                499,222
     SMALL BUSINESS ADMIN. PARTICIPATION, 6.07%, 07/01/26                                    476,747                501,091
                                                                                                           ----------------
                                                                                                                  7,697,569
                                                                                                           ----------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         7,697,569
                                                                                                           ----------------

TOTAL FIXED INCOME - 100% (Cost $63,355,383)                                                               $     64,272,965
                                                                                                           ================

18 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
VALUE FUND - 12/31/07

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 3.6%                                             3.6%
CUSTODIAN CASH SWEEP
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      3,395,555       $      3,395,555
                                                                                                           ----------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $3,395,555)                                                              3,395,555
                                                                                                           ----------------

COMMON STOCKS - 96.4%
AEROSPACE                                                                       1.2%
      HONEYWELL INTERNATIONAL, INC.                                                            3,200                197,024
      INGRAM MICRO, INC. CL A                                                                *12,500                225,500
      LOCKHEED MARTIN CORP.                                                                    7,100                747,346
                                                                                                           ----------------
                                                                                                                  1,169,870
                                                                                                           ----------------
AUTOMOTIVE PARTS & EQUIPMENT
     TRW AUTOMOTIVE HOLDINGS CORP.                                              0.5%         *21,900                457,710
                                                                                                           ----------------

BANKING                                                                         6.9%
     CITIGROUP, INC.                                                                          61,772              1,818,567
     COMERICA, INC.                                                                           23,560              1,025,567
     U.S. BANCORP                                                                             37,300              1,183,902
     WACHOVIA CORP.                                                                           55,000              2,091,650
     WEBSTER FINANCIAL CORP.                                                                  12,400                396,428
                                                                                                           ----------------
                                                                                                                  6,516,114
                                                                                                           ----------------

BIOTECHNOLOGY                                                                   1.2%
     MILLENNIUM PHARMACEUTICALS                                                               77,800              1,165,444
                                                                                                           ----------------

BUSINESS SERVICES                                                               0.7%
     MANPOWER, INC.                                                                           11,300                642,970
                                                                                                           ----------------

CHEMICALS                                                                       1.0%
     EASTMAN CHEMICAL COMPANY                                                                  2,900                177,161
     MOSAIC CO/THE                                                                             7,700                726,418
                                                                                                           ----------------
                                                                                                                    903,579
                                                                                                           ----------------
COMPUTER SOFTWARE                                                               0.3%
     SYMANTEC CORP.                                                                          *14,800                238,872
                                                                                                           ----------------

CONSTRUCTION - FOREIGN                                                          1.9%
     ACCENTURE LTD.                                                                           50,500              1,819,515
                                                                                                           ----------------

CONSUMER GOODS & SERVICES                                                       1.0%
     HASBRO, INC.                                                                              8,600                219,988
     MCDONALD'S CORP.                                                                         12,200                718,702
                                                                                                           ----------------
                                                                                                                    938,690
                                                                                                           ----------------
CONTAINERS & PACKAGING                                                          0.9%
     GREIF, INC.                                                                               3,700                241,869
     OWENS-ILLINOIS, INC.                                                                    *11,800                584,100
                                                                                                           ----------------
                                                                                                                    825,969
                                                                                                           ----------------

                                            ACTIVA Mutual Funds Annual Report 19

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                                                                     3.0%
     GENERAL ELECTRIC & CO.                                                                   76,300       $      2,828,441
                                                                                                           ----------------

ELECTRIC UTILITY                                                                0.9%
     DTE ENERGY CO.                                                                            6,100                268,156
     FIRSTENERGY CORP.                                                                         7,500                542,550
                                                                                                           ----------------
                                                                                                                    810,706
                                                                                                           ----------------
ENERGY                                                                          4.8%
     AMERICAN ELECTRIC POWER                                                                  10,600                493,536
     DEVON ENERGY CORP.                                                                        7,100                631,261
     DUKE ENERGY CORP.                                                                        27,100                546,607
     PUBLIC SERVICE ENTERPRISE GROUP, INC.                                                     8,600                844,864
     SIERRA PACIFIC RESOURCES                                                                 22,100                375,258
     UGI CORPORATION                                                                          34,300                934,675
     XCEL ENERGY, INC.                                                                        29,200                659,044
                                                                                                           ----------------
                                                                                                                  4,485,245
                                                                                                           ----------------
ENTERTAINMENT                                                                   1.9%
     WALT DISNEY COMPANY                                                                      56,400              1,820,592
                                                                                                           ----------------

FINANCIAL SERVICES                                                              8.8%
     ANNALY CAPITAL MANAGEMENT, INC.                                                          21,400                389,052
     BANK OF AMERICA CORP.                                                                    91,112              3,759,281
     BLACKROCK, INC.                                                                           1,300                281,840
     GOLDMAN SACH GROUP, INC.                                                                 13,800              2,967,690
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                     17,300                918,803
                                                                                                           ----------------
                                                                                                                  8,316,666
                                                                                                           ----------------
FOOD PRODUCTS                                                                   1.7%
     KROGER CO.                                                                               35,600                950,876
     UNILEVER N V - NY SHARES                                                                 17,700                645,342
                                                                                                           ----------------
                                                                                                                  1,596,218
                                                                                                           ----------------
HEALTH CARE                                                                     2.6%
     CIGNA CORPORATION                                                                         4,900                263,277
     MCKESSON HBOC, INC.                                                                      33,500              2,194,585
                                                                                                           ----------------
                                                                                                                  2,457,862
                                                                                                           ----------------
HOUSEHOLD PRODUCTS/WARES                                                        0.4%
     CHURCH & DWIGHT CO., INC.                                                                 7,600                410,932
                                                                                                           ----------------

INSURANCE                                                                       9.8%
     ASSURANT, INC.                                                                           41,000              2,742,900
     HARTFORD FINANCIAL SERVICES GROUP                                                        15,500              1,351,445
     MBIA, INC.                                                                               22,512                419,399
     REINSURANCE GROUP OF AMERICA, INC.                                                       12,300                645,504
     ACE LIMITED                                                                              35,600              2,199,368
     ARCH CAPITAL GROUP LTD.                                                                  *9,900                696,465
     EVEREST RE GROUP LTD.                                                                    11,400              1,144,560
                                                                                                           ----------------
                                                                                                                  9,199,641
                                                                                                           ----------------


20 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/07

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT                                                           3.7%
     AGCO CORPORATION                                                                        *21,000       $      1,427,580
     CIT GROUP, INC.                                                                           5,900                141,777
     SUPERVALU, INC.                                                                          33,200              1,245,664
     TEREX CORP.                                                                              *9,700                636,029
                                                                                                           ----------------
                                                                                                                  3,451,050
                                                                                                           ----------------
MANUFACTURING - MISCELLANEOUS                                                   1.1%
     PARKER HANNIFIN CORP.                                                                    13,900              1,046,809
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                    0.9%
     WELLPOINT, INC.                                                                           9,900                868,527
                                                                                                           ----------------

METALS & MINING                                                                 2.1%
     ALCOA, INC.                                                                               7,300                266,815
     FREEPORT-MCMORAN COPPER                                                                  11,200              1,147,328
     SOUTHERN COPPER CORP.                                                                     5,100                536,163
                                                                                                           ----------------
                                                                                                                  1,950,306
                                                                                                           ----------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            3.3%
     HEWLETT-PACKARD                                                                          35,100              1,771,848
     INTERNATIONAL BUSINESS MACHINES CORP.                                                    12,200              1,318,820
                                                                                                           ----------------
                                                                                                                  3,090,668
                                                                                                           ----------------
OIL & GAS EXPLOR PROD & SER                                                    16.2%
     CHEVRON CORPORATION                                                                      14,319              1,336,393
     CONOCOPHILLIPS                                                                           46,600              4,114,780
     EXXON MOBIL CORP.                                                                        56,164              5,262,005
     HESS CORP.                                                                                1,900                191,634
     MARATHON OIL CORP.                                                                       12,800                779,008
     OCCIDENTAL PETROLEUM CORP.                                                               29,700              2,286,603
     VALERO ENERGY CORP.                                                                      19,000              1,330,570
                                                                                                           ----------------
                                                                                                                 15,300,993
                                                                                                           ----------------
PETROLEUM-REFINING                                                              0.2%
     TESORO CORP.                                                                              3,800                181,260
                                                                                                           ----------------

PHARMACEUTICALS                                                                 3.7%
     BRISTOL-MYERS SQUIBB COMPANY                                                             86,500              2,293,980
     ELI LILLY & CO.                                                                          18,200                971,698
     MERCK & COMPANY, INC.                                                                     4,300                249,873
                                                                                                           ----------------
                                                                                                                  3,515,551
                                                                                                           ----------------
RETAIL STORES                                                                   2.2%
     ANN TAYLOR STORES CORP.                                                                  *8,200                209,592
     BJ'S WHOLESALE CLUB, INC.                                                               *13,300                449,939
     DOLLAR TREE STORES, INC.                                                                 *7,900                204,768
     GAP, INC.                                                                               *33,100                704,368
     GENERAL GROWTH PROPERTIES                                                                11,200                461,216
                                                                                                           ----------------
                                                                                                                  2,029,883
                                                                                                           ----------------
REAL ESTATE INVESTMENT TRUST                                                    0.5%
     DOVER CORPORATION                                                                         9,500                437,855
                                                                                                           ----------------


                                            ACTIVA Mutual Funds Annual Report 21

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
STEEL                                                                           0.4%
     UNITED STATES STEEL CORP.                                                                 2,700       $        326,457
                                                                                                           ----------------

TECHNOLOGY                                                                      0.8%
     AVNET, INC.                                                                              *7,200                251,784
     BELDEN CDT, INC.                                                                         12,100                538,450
                                                                                                           ----------------
                                                                                                                    790,234
                                                                                                           ----------------
TIRE & RUBBER                                                                   0.6%
     GOODYEAR TIRE & RUBBER CO.                                                              *18,200                513,604
                                                                                                           ----------------

TOBACCO                                                                         2.5%
     ALTRIA GROUP, INC.                                                                       14,625              1,105,358
     REYNOLDS AMERICAN, INC.                                                                  19,400              1,279,624
                                                                                                           ----------------
                                                                                                                  2,384,982
                                                                                                           ----------------
TRANSPORTATION & SHIPPING                                                       0.2%
     RYDER SYSTEM, INC.                                                                        5,300                249,153
                                                                                                           ----------------

TELECOMMUNICATIONS                                                              8.3%
     AT&T, INC.                                                                              139,045              5,778,710
     CENTURYTEL, INC.                                                                         17,400                721,404
     ENTERGY CORP.                                                                             3,800                454,176
     FPL GROUP, INC.                                                                           8,300                561,661
     TELEPHONE AND DATA SYS.                                                                   5,000                313,000
                                                                                                           ----------------
                                                                                                                  7,828,951
                                                                                                           ----------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       0.2%
     COMMSCOPE, INC.                                                                          *4,900                241,129
                                                                                                           ----------------

TOTAL COMMON STOCKS (Cost $81,141,379)                                                                           90,812,448
                                                                                                           ----------------

TOTAL INVESTMENTS - 100% (Cost $84,536,934)                                                                $     94,208,003
                                                                                                           ================

*Non-dividend producing as of December 31, 2007

22 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/07

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 2.5%                                             2.5%
CUSTODIAN CASH SWEEP
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                         749,166       $        749,166
                                                                                                           ----------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $749,166)                                                                  749,166
                                                                                                           ----------------

COMMON STOCKS 95.6%
ADVERTISING                                                                     0.4%
     FOCUS MEDIA HOLDING LTD., ADR                                                            *1,800                102,258
                                                                                                           ----------------

AEROSPACE                                                                       3.3%
     HONEYWELL INTERNATIONAL, INC.                                                            12,388                762,729
     UNITED TECHNOLOGIES                                                                       2,500                191,350
                                                                                                           ----------------
                                                                                                                    954,079
                                                                                                           ----------------
AGRICULTURE                                                                     2.7%
     MONSANTO COMPANY                                                                          7,084                791,212
                                                                                                           ----------------

AIRLINES                                                                        1.1%
     EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.                                              6,976                311,688
                                                                                                           ----------------

BEVERAGES - DOMESTIC                                                            1.0%
     PEPSICO, INC.                                                                             3,700                280,830
                                                                                                           ----------------

BIOTECHNOLOGY                                                                   2.1%
     CELGENE CORP.                                                                            *2,900                134,009
     GILAD SCIENCES, INC.                                                                    *10,400                478,504
                                                                                                           ----------------
                                                                                                                    612,513
                                                                                                           ----------------
BUSINESS SERVICES                                                               2.4%
     JANUS CAPITAL GROUP, INC.                                                                16,604                545,441
     RESEARCH IN MOTION                                                                       *1,310                148,554
                                                                                                           ----------------
                                                                                                                    693,995
                                                                                                           ----------------
COAL & CONSUMABLE FUELS                                                         3.0%
     CONSOL ENERGY, INC.                                                                      12,300                879,696
                                                                                                           ----------------

COMMUNICATIONS EQUIPMENT                                                        4.4%
     CISCO SYSTEMS, INC.                                                                     *28,198                763,320
     QUALCOMM, INC.                                                                           13,574                534,137
                                                                                                           ----------------
                                                                                                                  1,297,457
                                                                                                           ----------------
COMPUTER SOFTWARE                                                               6.8%
      ADOBE SYSTEMS, INC.                                                                    *20,854                891,091
      MICROSOFT CORP.                                                                         30,510              1,086,156
                                                                                                           ----------------
                                                                                                                  1,977,247
                                                                                                           ----------------
COMPUTER HARDWARE                                                               4.4%
     APPLE COMPUTER                                                                            5,316              1,052,994
     SUN MICROSYSTEMS, INC.                                                                  *12,225                221,639
                                                                                                           ----------------
                                                                                                                  1,274,633
                                                                                                           ----------------
CONSUMER GOODS & SERVICES                                                       3.4%
     COCA-COLA CO.                                                                            16,200                994,194
                                                                                                           ----------------


                                            ACTIVA Mutual Funds Annual Report 23

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
COSMETICS                                                                       0.8%
     AVON PRODUCTS, INC.                                                                       5,700       $        225,321
                                                                                                           ----------------

DIVERSIFIED                                                                     1.4%
     GENERAL ELECTRIC & CO.                                                                   11,101                411,514
                                                                                                           ----------------

ELECTRIC UTILITY                                                                0.8%
     EXELON CORP.                                                                              2,700                220,428
                                                                                                           ----------------

ELECTRONICS                                                                     3.9%
     ELECTRONIC ARTS, INC.                                                                     5,000                292,050
     NORTHROP GRUMMAN CORP.                                                                    4,500                353,880
     PMC - SIERRA, INC.                                                                      *48,700                318,498
     POTASH CORPORATION OF SASKATCHEWAN                                                        1,200                172,752
                                                                                                           ----------------
                                                                                                                  1,137,180
                                                                                                           ----------------

ENGINEERING                                                                     1.9%
     FOSTER WHEELER LTD.                                                                      *3,651                565,978
                                                                                                           ----------------

FINANCIAL SERVICES                                                              2.2%
     GOLDMAN SACH GROUP, INC.                                                                  1,000                215,050
     JP MORGAN CHASE & CO.                                                                     4,900                213,885
     NYSE EURONEXT                                                                             2,600                228,202
                                                                                                           ----------------
                                                                                                                    657,137
                                                                                                           ----------------
HEALTH CARE                                                                     1.4%
     MEDCO HEALTH SOLUTIONS                                                                   *4,158                421,621
                                                                                                           ----------------

HOTELS & LODGING                                                                0.6%
     LAS VEGAS SANDS CORP.                                                                    *1,674                172,506
                                                                                                           ----------------

INDUSTRIAL GOODS & SERVICES                                                     1.8%
     CORNING, INC.                                                                            16,073                385,591
     FLUOR CORP.                                                                               1,000                145,720
                                                                                                           ----------------
                                                                                                                    531,311
                                                                                                           ----------------
INSTRUMENTATION                                                                 2.1%
     THERMO ELECTRON CORP.                                                                    10,500                605,640
                                                                                                           ----------------

INSURANCE                                                                       1.3%
     AMERICAN INTERNATIONAL GROUP                                                              6,300                367,290
                                                                                                           ----------------

INTERNET CONTENT                                                                3.7%
     GOOGLE, INC. CL A                                                                         1,579              1,091,847
                                                                                                           ----------------

INVESTMENT COMPANY                                                              1.7%
     JOY GLOBAL, INC.                                                                          7,400                487,068
                                                                                                           ----------------

MANUFACTURING-CAPITAL GOODS                                                     2.2%
     DANAHER CORP.                                                                             7,300                640,502
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                    8.3%
     C.R. BARD, INC.                                                                           2,600                246,480
     HOLOGIC, INC.                                                                           *10,800                741,312
     JOHNSON & JOHNSON                                                                         8,300                553,610


24 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES (CONTINUED)
     HENRY SCHEIN, INC.                                                                        6,100       $        374,540
     WELLPOINT, INC.                                                                          *6,100                535,153
                                                                                                           ----------------
                                                                                                                  2,451,095
                                                                                                           ----------------
METALS & MINING                                                                 0.9%
     FREEPORT-MCMORAN COPPER                                                                   2,659                272,388
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                     3.2%
     EOG RESOURCES, INC.                                                                       3,900                348,075
     SCHLUMBERGER LTD.                                                                         3,100                304,947
     TRANSOCEAN, INC.                                                                          2,047                293,037
                                                                                                           ----------------
                                                                                                                    946,059
                                                                                                           ----------------
PHARMACEUTICALS                                                                 5.6%
     ABBOTT LABORATORIES                                                                      11,100                623,265
     ELAN CORP PLC -SPONS ADR                                                                 20,000                439,600
     MERCK & COMPANY, INC.                                                                     9,953                578,369
                                                                                                           ----------------
                                                                                                                  1,641,234
                                                                                                           ----------------
RETAIL STORES                                                                   5.9%
     AMAZON.COM, INC.                                                                         *5,142                476,355
     KOHL'S CORP.                                                                             *9,400                430,520
     NORDSTROM, INC.                                                                           4,100                150,593
     WAL-MART STORES, INC.                                                                    14,374                683,196
                                                                                                           ----------------
                                                                                                                  1,740,664
                                                                                                           ----------------
RUBBER & PLASTIC FOOTWEAR                                                       0.6%
     CROCS, INC.                                                                              *5,300                195,093
                                                                                                           ----------------

TECHNOLOGY-SOFTWARE                                                             2.4%
     SALESFORCE.COM, INC.                                                                      8,800                551,672
     VMWARE, INC. CL A                                                                        *1,870                158,931
                                                                                                           ----------------
                                                                                                                    710,603
                                                                                                           ----------------
TOBACCO                                                                         3.2%
     ALTRIA GROUP, INC.                                                                       12,619                953,744
                                                                                                           ----------------

TELECOMMUNICATIONS                                                              3.9%
     AT&T, INC.                                                                               13,552                563,221
     BROADCOM CORP. CL A                                                                      *8,600                224,804
     VERIZON COMMUNICATIONS                                                                    8,100                353,889
                                                                                                           ----------------
                                                                                                                  1,141,914
                                                                                                           ----------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       0.8%
     NII HOLDINGS, INC.                                                                       *5,026                242,856
                                                                                                           ----------------

TOTAL COMMON STOCKS (Cost $23,971,965)                                                                           28,000,795
                                                                                                           ----------------

WARRANTS 0.1%                                                                   0.1%
     RAYTHEON CO. WARRANTS  EXPIRES 06/16/11                                                     628                 15,826
                                                                                                           ----------------

TOTAL WARRANTS (Cost $0.00)                                                                                          15,826
                                                                                                           ----------------

MUTUAL FUNDS 1.8%                                                               1.8%
     CONSUMER STAPLES SELECT SECTOR SPDR FUND                                                 18,400                526,424
                                                                                                           ----------------

TOTAL MUTUAL FUNDS (Cost $482,025)                                                                                  526,424
                                                                                                           ----------------

TOTAL INVESTMENTS - 100% (Cost $25,203,156)                                                                $     29,292,211
                                                                                                           ================

*Non-dividend producing as of December 31, 2007

                                            ACTIVA Mutual Funds Annual Report 25

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/07

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 4.5%                                             4.5%
CUSTODIAN CASH SWEEP - UNITED STATES
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                       2,158,449       $      2,158,449
                                                                                                           ----------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $2,158,449)                                                              2,158,449
                                                                                                           ----------------

COMMON STOCKS - 95.5%
AEROSPACE                                                                       1.9%
     THALES SA - FRANCE                                                                       15,050                896,567
                                                                                                           ----------------

ALUMINUM                                                                        2.4%
     TOYO SEIKAN KAISHA LTD. - JAPAN                                                           6,900                121,936
     ALUMINA LTD. - AUSTRALIA                                                                183,290              1,024,883
                                                                                                           ----------------
                                                                                                                  1,146,819
                                                                                                           ----------------
APPAREL                                                                         0.9%
     WACOAL HOLDINGS CORP. - JAPAN                                                            33,000                432,220
                                                                                                           ----------------

BEVERAGES - FOREIGN                                                             1.5%
     COCA-COLA WEST HOLDINGS CO. LTD. - JAPAN                                                 32,600                722,337
                                                                                                           ----------------

BREWERY                                                                         2.2%
     KIRIN BREWERY CO. LTD. - JAPAN                                                           73,000              1,072,453
                                                                                                           ----------------

BUILDING PRODUCTS                                                               1.6%
     JS GROUP CORP. - JAPAN                                                                   48,800                781,586
                                                                                                           ----------------

BUSINESS SERVICES                                                               0.9%
     TOPPAN PRINTING - JAPAN                                                                  43,000                423,071
                                                                                                           ----------------

CABLE TV                                                                        2.2%
     PREMIERE AG - GERMANY                                                                   *56,100              1,050,583
                                                                                                           ----------------

COMMODITY CHEMICAL                                                              1.9%
     DYNO NOBEL LTD. - AUSTRALIA                                                             463,650                907,594
                                                                                                           ----------------

COMPUTER STORAGE                                                                3.1%
     GEMALTO - NETHERLANDS                                                                    46,700              1,467,824
                                                                                                           ----------------

CONSUMER GOODS & SERVICES                                                       4.4%
     FUJI PHOTO FILM - JAPAN                                                                  30,700              1,300,009
     SEGA SAMMY HOLDINGS, INC. - JAPAN                                                        63,100                786,914
                                                                                                           ----------------
                                                                                                                  2,086,923
                                                                                                           ----------------
COSMETICS                                                                       1.5%
     SHISEIDO CORP. - JAPAN                                                                   30,000                710,385
                                                                                                           ----------------

DRUGS                                                                           2.2%
     DAIICHI SANKYO CO., LTD. - JAPAN                                                         33,600              1,034,772
                                                                                                           ----------------


26 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/07
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                2.5%
     CENTRAIS ELETRICAS BRASILEIRAS S.A. - BRAZIL                                             35,500       $        457,712
     KOREA ELECTRIC POWER CORP. - SPON. ADR - KOREA                                           36,000                750,600
                                                                                                           ----------------
                                                                                                                  1,208,312
                                                                                                           ----------------
ENERGY                                                                          2.1%
     SUNCOR ENERGY, INC. - CANADA                                                              9,090                988,356
                                                                                                           ----------------

FINANCIAL SERVICES                                                              2.3%
     ACOM CO., LTD. - JAPAN                                                                   10,400                212,748
     PROMISE CO., LTD. - JAPAN                                                                10,850                270,036
     TAKEFUJI CORP. - JAPAN                                                                   26,500                644,114
                                                                                                           ----------------
                                                                                                                  1,126,898
                                                                                                           ----------------

FOREST PRODUCTS                                                                 2.2%
     EUR STORA ENSO OYJ 'R' SHRS - FINLAND                                                    71,050              1,063,610
                                                                                                           ----------------

FOREIGN AGENCIES                                                                1.2%
     OPTI CANADA, INC. - CANADA                                                               33,850                569,484
                                                                                                           ----------------

GOLD (PRECIOUS METALS)                                                          7.2%
     ANGLOGOLD ASHANTI-SPON ADR - SOUTH AFRICA                                                38,350              1,641,763
     GOLD FIELDS LTD. - SOUTH AFRICA                                                          60,220                873,099
     LIHIR GOLD LTD. - PAPUA NEW GUINEA                                                     *101,550                321,798
     NEWCREST MINING LTD. - AUSTRALIA                                                         12,800                371,907
     NOVAGOLD RESOURCES, INC. - CANADA                                                       *32,850                268,056
                                                                                                           ----------------
                                                                                                                  3,476,623
                                                                                                           ----------------

HOME BUILDERS                                                                   1.3%
     SEKISUI HOUSE LTD. - JAPAN                                                               60,000                648,881
                                                                                                           ----------------

INDUSTRIAL CONGLOMERATES (ENERGY)                                               1.0%
     AREVA - CI - FRANCE                                                                         420                481,989
                                                                                                           ----------------

INSURANCE                                                                       0.9%
     MITSUI MARINE & FIRE - JAPAN                                                             43,000                418,836
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                    1.6%
     SANOFI-AVENTIS - FRANCE                                                                  *8,600                791,808
                                                                                                           ----------------

METALS & MINING                                                                 7.2%
     LONMIN PLC - UNITED KINGDOM                                                               8,490                522,672
     IVANHOE MINES LTD. - CANADA                                                              34,400                369,112
     NEWMONT MINING CORP. - UNITED STATES                                                     27,600              1,347,708
     IMPALA PLATINUM HOLDINGS LTD. - SOUTH AFRICA                                             18,300                635,836
     APEX SILVER MINES LTD. - CAYMAN ISLANDS                                                 *37,680                574,243
                                                                                                           ----------------
                                                                                                                  3,449,571
                                                                                                           ----------------

PAPER MILLS                                                                     0.9%
     UPM-KYMMENE OYJ - FINLAND                                                               *23,400                459,168
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                     5.8%
     BP PLC - UNITED KINGDOM                                                                  75,250                921,135
     PETRO-CANADA - CANADA                                                                     8,550                458,451
     ROYAL DUTCH SHELL ADR-B - UNITED KINGDOM                                                 16,835              1,397,305
                                                                                                           ----------------
                                                                                                                  2,776,891
                                                                                                           ----------------

                                            ACTIVA Mutual Funds Annual Report 27

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/07

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
PETROLEUM-REFINING                                                              3.3%
     ERG SPA - ITALY                                                                         *31,720       $        597,266
     NIPPON OIL CORP. - JAPAN                                                                121,000                984,682
                                                                                                           ----------------
                                                                                                                  1,581,948
                                                                                                           ----------------
PRINTING & PUBLISHING                                                           3.1%
     DAI NIPPON PRINTING CO., LTD. - JAPAN                                                   103,000              1,515,031
                                                                                                           ----------------

PRECIOUS METALS                                                                 4.0%
     BARRICK GOLD CORP. - CANADA                                                              45,313              1,905,412
                                                                                                           ----------------

RETAIL STORES                                                                   1.2%
     SEVEN & I HOLDINGS COMPANY - JAPAN                                                       19,200                560,358
                                                                                                           ----------------

TELECOMMUNICATIONS                                                             21.0%
     CHUNGHWA TELECOM CO. ADR - TAIWAN                                                        93,276              1,969,056
     ERICSSON (LM) TEL-SP ADR - SWEDEN                                                         9,130                213,186
     KT CORP. - KOREA                                                                         53,810              1,388,298
     ALCATEL-LUCENT - FRANCE                                                                 156,000              1,128,882
     NIPPON TELEGRAPH & TELEPHONE CORP. ADR - JAPAN                                           95,250              2,348,865
     TELECOM ITALIA - ITALY                                                                  647,550              1,539,261
     BELGACOM SA - BELGIUM                                                                    13,750                678,213
     VODAFONE GROUP PLC - UNITED KINGDOM                                                     213,806                799,203
                                                                                                           ----------------
                                                                                                                 10,064,964
                                                                                                           ----------------

TOTAL COMMON STOCKS (Cost $41,759,946)                                                                           45,821,274
                                                                                                           ----------------

TOTAL INVESTMENTS - 100% (Cost $43,918,395)                                                                $     47,979,723
                                                                                                           ================

*Non-dividend producing as of December 31, 2007

At December 31, 2007 the breakdown by country was:

                                            % OF MARKET      ACTUAL
      COUNTRY                                   VALUE    MARKET VALUE
      ---------------------------------------------------------------
      Australia                                  4.8%     $ 2,304,384
      Belgium                                    1.4%         678,213
      Brazil                                     0.9%         457,712
      Canada                                     9.5%       4,558,871
      Cayman Islands                             1.2%         574,243
      Finland                                    3.2%       1,522,778
      France                                     6.9%       3,299,245
      Germany                                    2.2%       1,050,583
      Italy                                      4.4%       2,136,527
      Japan                                     31.2%      14,989,235
      Republic of Korea                          4.5%       2,138,898
      Netherlands                                3.1%       1,467,824
      Papua New Guinea                           0.7%         321,798
      South Africa                               6.6%       3,150,698
      Sweden                                     0.4%         213,186
      Taiwan                                     4.1%       1,969,056
      United Kingdom                             7.6%       3,640,315
      United States                              7.3%       3,506,157
                                               ------     -----------
                                               100.0%     $47,979,723
                                               ======     ===========


28 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Assets and Liabilities
                                                          INTERMEDIATE                                        INTERNATIONAL
As of December 31, 2007                                     BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                                          -------------    -------------     -------------    -------------
ASSETS
Investments at cost                                         $63,355,383      $84,536,934       $25,203,156      $43,918,395
                                                            -----------      -----------       -----------      -----------
Investments at value                                         64,272,965       94,208,003        29,292,211       47,979,723
Collateral for securities on loan                             5,388,377               --         3,812,060        8,464,266
Foreign currency held at fair value
     (cost ($1,073))                                                 37               --                --           (1,121)
Receivables:
     Investment income                                          603,469          219,783            29,132           30,955
Other assets                                                         80            2,518                --           14,698
                                                            -----------      -----------       -----------      -----------
Total Assets                                                 70,264,928       94,430,304        33,133,403       56,488,521
                                                            -----------      -----------       -----------      -----------


LIABILITIES
Payables - affiliate:
     Advisory fees                                               61,711          184,325            50,778          103,452
     Transfer agent fees                                            432           53,613             1,260              880
     12b-1 fees                                                  16,134           30,485             7,327           12,171
     Service fees                                                24,201           47,775            10,991           18,256
Payables - general:
     Collateral for securities on loan                        5,388,377               --         3,812,060        8,464,266
     Securities purchased                                            --               --                --          257,716
Accrued expenses                                                  8,821           13,404             7,386           12,396
                                                            -----------      -----------       -----------      -----------
Total Liabilities                                             5,499,676          329,602         3,889,802        8,869,137
                                                            -----------      -----------       -----------      -----------

NET ASSETS                                                  $64,765,252      $94,100,702       $29,243,601      $47,619,384
                                                            ===========      ===========       ===========      ===========

SHARES OUTSTANDING                                            6,491,166       10,055,785         3,240,249        4,904,205
                                                            ===========      ===========       ===========      ===========

NET ASSET VALUE PER SHARE                                         $9.98                              $9.03            $9.71

Class A based on net assets of
$88,679,133 and 9,479,370
shares outstanding                                                                 $9.35

Class R based on net assets of
$5,421,569 and 576,415
shares outstanding                                                                 $9.41

                                            ACTIVA Mutual Funds Annual Report 29

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations
For the year ended December 31, 2007
                                                           INTERMEDIATE                                       INTERNATIONAL
                                                             BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                                          -------------    -------------     -------------    -------------
INVESTMENT INCOME
Interest                                                     $3,656,390         $105,476           $29,875          $95,360
Dividends                                                            --        3,162,430           261,431          906,764
Miscellaneous                                                     9,389           23,631            28,220           34,159
                                                             ----------       ----------        ----------       ----------
Total Investment Income                                       3,665,779        3,291,537           319,526        1,036,283
                                                             ----------       ----------        ----------       ----------

EXPENSES
Advisory fees                                                   262,258          761,071           188,319          387,625
12b-1 fees                                                       69,455          126,719            27,051           45,603
Service fees                                                    104,183          198,360            40,577           68,405
Shareholder report                                                3,034           49,963             3,757            3,660
Fund accounting fees                                             57,071           69,123            42,671           45,106
Audit fees                                                       28,748           31,286            28,748           31,286
Custodian fees                                                   15,403           21,206             9,408           30,323
Insurance                                                        10,051           14,302             2,739            4,669
Legal fees                                                       14,748           13,517             3,279           15,029
Registration fees                                                 4,254            7,229             1,779            2,639
Transfer agent fees                                               1,731          208,550             5,056            3,538
Transfer agent fees - Class R                                        --           11,039                --               --
Trustee fees                                                     14,387           14,387            14,387           14,387
                                                             ----------       ----------        ----------       ----------
Total Expenses                                                  585,323        1,526,752           367,771          652,270
                                                             ----------       ----------        ----------       ----------

Net Investment Income (Loss)                                  3,080,456        1,764,785           (48,245)         384,013
                                                             ----------       ----------        ----------       ----------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from security transactions       (355,259)      12,293,319         3,315,279        6,385,654
     Net realized gain (loss) from foreign
        currency transactions                                   (23,324)              --                --          (70,535)
     Net realized gain (loss) from futures contracts                 --           43,694                --               --
     Changes in net unrealized appreciation or
        (depreciation) of investments and
        foreign currency                                      1,481,723      (11,073,622)        1,200,264       (1,937,350)
                                                             ----------       ----------        ----------       ----------
Net Gain (Loss) from Investments,
     Foreign Currency and Futures Contracts                   1,103,140        1,263,391         4,515,543        4,377,769
                                                             ----------       ----------        ----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                    $4,183,596       $3,028,176        $4,467,298       $4,761,782
                                                             ==========       ==========        ==========       ==========

30 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets
                                                                        INTERMEDIATE BOND FUND             VALUE FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                                                12/31/07       12/31/06      12/31/07       12/31/06
                                                                      --------------------------   --------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $3,080,456     $4,175,677    $1,764,785     $2,012,586
Net realized gain (loss) on investments                                  (378,583)    (1,465,002)   12,337,013     20,093,267
Net increase (decrease) in unrealized appreciation                      1,481,723        432,668   (11,073,622)     3,023,838
                                                                      -----------    -----------   -----------   ------------
Net increase (decrease) in net assets resulting from operations         4,183,596      3,143,343     3,028,176     25,129,691

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (3,053,266)    (4,156,259)   (1,719,046)    (1,940,893)
     Class R                                                                   --             --       (78,994)       (65,068)
Net realized gain from investment transactions:
     Class A                                                                   --             --    (6,667,917)    (4,963,128)
     Class R                                                                   --             --      (292,555)      (159,663)
                                                                      -----------    -----------   -----------   ------------
Total distributions to shareholders                                    (3,053,266)    (4,156,259)   (8,758,512)    (7,128,752)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               31,052         37,070     2,924,398     25,022,292
     Class R                                                                   --             --     1,563,838        845,062
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                            3,053,091      4,156,170     8,242,884      6,803,258
     Class R                                                                   --             --       371,549        224,731
Payment for shares redeemed:
     Class A (Note 5)                                                 (30,143,958)   (34,170,520)  (42,437,543)   (56,406,025)
     Class R                                                                   --             --    (1,249,301)      (935,668)
                                                                      -----------    -----------   -----------   ------------
Net increase (decrease) in net assets derived
     from capital share transactions                                  (27,059,815)   (29,977,280)  (30,584,175)   (24,446,350)
                                                                      -----------    -----------   -----------   ------------
Net Increase (Decrease) in Net Assets                                 (25,929,485)   (30,990,196)  (36,314,511)    (6,445,411)
Net Assets, beginning of year                                          90,694,737    121,684,933   130,415,213    136,860,624
                                                                      -----------    -----------   -----------   ------------
Net Assets, end of year                                               $64,765,252    $90,694,737   $94,100,702   $130,415,213
                                                                      ===========    ===========   ===========   ============

NET ASSETS CONSIST OF:
     Capital                                                          $65,549,120    $92,608,935   $65,040,049    $95,624,224
     Undistributed net investment income (loss)                                --             --            --             --
     Return of capital                                                    (18,688)       (20,815)      (92,963)       (59,707)
     Undistributed net realized gain (loss) from investments           (1,683,927)    (1,330,406)   19,482,547     14,106,005
     Unrealized appreciation (depreciation) of investments
        and foreign currency                                              918,747       (562,977)    9,671,069     20,744,691
                                                                      -----------    -----------   -----------   ------------
                                                                      $64,765,252    $90,694,737   $94,100,702   $130,415,213
                                                                      ===========    ===========   ===========   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                3,150          3,804       297,777      2,482,061
     Class R                                                                   --             --       156,459         91,071
Reinvested distributions:
     Class A                                                              310,896        425,145       897,236        695,630
     Class R                                                                   --             --        40,211         22,885
Shares redeemed:
     Class A                                                           (3,048,237)    (3,485,710)   (4,505,039)    (5,713,012)
     Class R                                                                   --             --      (122,945)      (101,716)
                                                                      -----------    -----------   -----------   ------------
Net increase (decrease) in fund shares                                 (2,734,191)    (3,056,761)   (3,236,301)    (2,523,081)
Shares outstanding, beginning of year                                   9,225,357     12,282,118    13,292,086     15,815,167
                                                                      -----------    -----------   -----------   ------------
Shares outstanding, end of year                                         6,491,166      9,225,357    10,055,785     13,292,086
                                                                      ===========    ===========   ===========   ============

                                            ACTIVA Mutual Funds Annual Report 31

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets continued
                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                                                12/31/07       12/31/06      12/31/07       12/31/06
                                                                      --------------------------   --------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             ($48,245)      ($87,933)     $384,013       $631,802
Net realized gain (loss) on investments                                 3,315,279      1,771,969     6,315,119      3,583,993
Net increase (decrease) in unrealized appreciation                      1,200,264       (793,618)   (1,937,350)     2,893,984
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations         4,467,298        890,418     4,761,782      7,109,779

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --      (374,394)      (555,448)
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --    (5,251,891)    (3,317,977)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                            --             --    (5,626,285)    (3,873,425)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               92,063         61,873       384,278        121,488
     Class R                                                                   --             --            --             --
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --             --     5,626,173      3,873,420
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A (Note 5)                                                    (102,601)      (333,577)     (233,495)       (52,942)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets derived
     from capital share transactions                                      (10,538)      (271,704)    5,776,956      3,941,966
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                   4,456,760        618,714     4,912,453      7,178,320
Net Assets, beginning of year                                          24,786,841     24,168,127    42,706,931     35,528,611
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year                                               $29,243,601    $24,786,841   $47,619,384    $42,706,931
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $27,392,859    $27,403,397   $43,279,969    $37,503,014
     Undistributed net investment income (loss)                          (817,035)      (768,791)     (948,786)      (887,870)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss) from investments           (1,421,277)    (4,736,556)    1,226,752         92,989
     Unrealized appreciation (depreciation) of investments
        and foreign currency                                            4,089,054      2,888,791     4,061,449      5,998,798
                                                                      -----------    -----------   -----------    -----------
                                                                      $29,243,601    $24,786,841   $47,619,384    $42,706,931
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                               10,843          8,315        37,929         12,286
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --             --       594,733        390,465
     Class R                                                                   --             --                           --
Shares redeemed:
     Class A                                                              (12,453)       (44,730)      (21,925)        (5,370)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                     (1,610)       (36,415)      610,737        397,381
Shares outstanding, beginning of year                                   3,241,859      3,278,274     4,293,468      3,896,087
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year                                         3,240,249      3,241,859     4,904,205      4,293,468
                                                                      ===========    ===========   ===========    ===========

32 ACTIVA Mutual Funds Annual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Notes to Financial Statements

1.  ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware statutory trust on February 2, 1998. The trust is an open-end management investment company registered under the Investment Company Act of 1940 and consists of four funds. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) and are collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2.  INVESTMENT OBJECTIVES

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each Fund has authorized an unlimited number of shares.

3.  SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2007), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Fund's net equity in the contracts is included as unrealized gains or losses in the Statement of


                                            ACTIVA Mutual Funds Annual Report 33

ACTIVA Notes to Financial Statements continued

Operations. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no forward foreign currency exchange contracts during the year ended December 31, 2007.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount and market value of any open futures contracts at year end is shown at the end of the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains or losses are realized upon the expiration or closing of the futures contracts and are included in the Statement of Operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The income recorded as a result of securities lending transactions is included in miscellaneous income in the Statement of Operations. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in


34 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

recovering the securities loaned or in gaining access to the collateral. At December 31, 2007, the value of the securities loaned and the collateral received were as follows:

                             Value of the         Collateral
Fund                     Securities Loaned          Received
----                     -----------------        ----------
Intermediate Bond               $5,976,705        $6,069,478
Value                                   --                --
Growth                           3,704,462         3,812,060
International                    8,000,372         8,464,266


The cash collateral received by the Funds is recorded as an asset and liability in the Statement of Assets and Liabilities.

Income Taxes

It is the Funds policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

On July 12, 2007, Michigan enacted a new business tax (Michigan Business Tax), which is a combined income tax and modified gross receipts tax. This tax replaces the Single Business Tax, which is similar to a value-added tax and thus is not included in income taxes by the Trust. The new Michigan Business Tax, which is effective January 1, 2008 and applies to all business activity after December 31, 2007, is largely based on income and thus will be treated as an income tax by the Trust. In accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, deferred income tax assets and liabilities are required to be adjusted for the effect of a change in tax laws or rates with the effect included in income for the period that includes the enactment date. The Trust has determined that no deferred income taxes related to the Michigan Business Tax were required to be recorded at December 31, 2007.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Standards

On January 1, 2007, the Funds adopted the provisions of FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB No. 109" (FIN 48). FIN 48 provides recognition criteria and a related measurement model for tax positions taken by companies. In accordance with FIN 48, a tax position is a position in a previously filed tax return or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions are required to be recognized only when it is more likely than not (likelihood of greater than 50%), based solely on the technical merits, that the position will be sustained upon examination. Tax positions that meet the more likely than not threshold should be measured using a probability weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement. The Funds have reviewed their tax positions and determined that there are no uncertain tax positions. Accordingly, there have not been any adjustments made to these financial statements related to FIN 48.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS
157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. This Statement applies to fair value measurements already required or permitted by


                                            ACTIVA Mutual Funds Annual Report 35

ACTIVA Notes to Financial Statements continued

existing standards and will be effective for the Funds as of January 1, 2008. The Funds do not expect the adoption of SFAS 157 to have a significant impact on its results of operations, financial position or cash flows.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------

Intermediate Bond    .40% on first $50 million; .32% on next $100 million;
                     .24% on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets

Growth               .70% on first $25 million; .65% on next $25 million;
                     .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess
                     of $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------

Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP

Growth               BlackRock Capital Management, Inc.

International        Tradewinds Global Investors, LLC*

*Tradewinds Global Investors, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.


Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Funds. For the year ended December 31, 2007 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Trust has a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under this agreement, Activa Asset Management LLC is the agent for transfer of the Funds shares and disbursement of the Funds distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC acts as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC furnishes office space and office facilities, equipment and personnel, as well as provides services relating to compliance, tax and financial service requirements. For these services, the administrator is compensated quarterly


36 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued


by each Fund at an annual rate of .15 of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each Fund pays the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

5.  INVESTMENT TRANSACTIONS

At December 31, 2007, the cost of investments owned by the Value Fund was $84,539,918 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $15,439,346. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $5,771,261. Net unrealized appreciation for tax purposes was $9,668,085, at December 31, 2007.

The unrealized appreciation (depreciation) at October 31, 2007 based upon cost of both long-term and short-term securities for the Funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                       Net       Cost for
                     Gross           Gross       unrealized       federal
                unrealized      unrealized     appreciation    income tax
Fund          appreciation    depreciation    (depreciation)     purposes
----          ------------    ------------    --------------     --------
Intermediate
  Bond           $ 940,222        $507,008        $  433,214  $62,842,464
Growth           6,065,653         500,341         5,565,312   24,665,342
International    9,690,520       2,023,016         7,667,504   42,366,093

For the year ended December 31, 2007, each Fund purchased and sold securities, excluding short-term securities, in the following amounts:

                    U.S. Government Obligations            Other Securities
                    ---------------------------            ----------------
Fund                   Purchases         Sales          Purchases         Sales
----                   ---------         -----          ---------         -----
Intermediate
  Bond                $8,116,610   $11,063,517        $31,056,082  $ 56,604,848
Value                         --            --         66,103,987   102,893,877
Growth                        --            --         26,440,217    26,999,530
International                 --            --         22,959,705    21,658,287

On March 27, 2007 Amway Investment Corp., a principal shareholder of the Trust, redeemed $30,000,000 from the Activa Intermediate Bond Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.

On December 19, 2007 Jay & Betty Van Andel Foundation, a principal shareholder of the Trust, redeemed $22,322,538 from the Activa Value Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.

On December 20, 2007 Northern Trust Custodian FBO Van Andel Institute, a principal shareholder of the Trust, redeemed $11,197,176 from the Activa Value Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.

6.  SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 10, 2008, Alticor, Inc. purchased 230,119 Value Fund shares valued at $2,068,766 (based upon the net asset value of $8.99 per share) and transferred the shares to these Independent Business Owners.

On January 22, 2008, the Intermediate Bond Fund declared and paid a dividend of $.023459 per share, to shareholders of record on January 18, 2008. The amount distributed was $152,286.


                                            ACTIVA Mutual Funds Annual Report 37

ACTIVA Financial Highlights

                                                                                       INTERMEDIATE BOND FUND
                                                               ------------------------------------------------------------------
                                                                      YEAR         YEAR          YEAR          YEAR          YEAR
                                                                     ENDED        ENDED         ENDED         ENDED         ENDED
Per share outstanding for each year                               12/31/07     12/31/06      12/31/05      12/31/04      12/31/03
                                                               -----------  -----------  ------------  ------------  ------------
Net Asset Value, Beginning of Year                                   $9.83        $9.91        $10.21        $10.28        $10.71

Income from investment operations:
   Net investment income (loss)                                       0.44         0.43          0.44          0.41          0.46
   Net realized and unrealized gains (losses) on securities           0.15        (0.08)        (0.27)        (0.02)        (0.09)
                                                               -----------  -----------  ------------  ------------  ------------
Total income from investment operations                               0.59         0.35          0.17          0.39          0.37

Less Distributions:
   Dividends from net investment income                               0.44         0.43          0.44          0.41          0.46
   Dividends in excess of net investment income                         --           --            --            --            --
   Distributions from capital gains                                     --           --          0.03          0.05          0.34
                                                               -----------  -----------  ------------  ------------  ------------
Total Distributions                                                   0.44         0.43          0.47          0.46          0.80
                                                               -----------  -----------  ------------  ------------  ------------

Net Asset Value, End of Year                                         $9.98        $9.83         $9.91        $10.21        $10.28
                                                               ===========  ===========  ============  ============  ============

Total Return                                                         6.13%        3.68%         1.70%         3.86%         3.49%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $64,765,252  $90,694,737  $121,684,933  $176,449,413  $169,963,044
Ratio of expenses to average net assets                               0.8%         0.8%          0.7%          0.7%          0.7%
Ratio of net income (loss) to average net assets                      4.4%         4.4%          4.0%          4.0%          4.6%
Portfolio turnover rate                                              57.5%        53.1%         94.6%         76.2%        104.0%
                                                                                        VALUE FUND - CLASS A
                                                               -------------------------------------------------------------------
                                                                      YEAR          YEAR          YEAR          YEAR          YEAR
                                                                     ENDED         ENDED         ENDED         ENDED         ENDED
Per share outstanding for each year                               12/31/07      12/31/06      12/31/05      12/31/04      12/31/03
                                                               -----------  ------------  ------------  ------------  ------------
Net Asset Value, Beginning of Year                                   $9.81         $8.65         $8.06         $7.06         $5.56

Income from investment operations:
   Net investment income (loss)                                       0.14          0.13          0.09          0.09          0.08
   Net realized and unrealized gains (losses) on securities           0.09          1.49          0.59          1.00          1.50
                                                               -----------  ------------  ------------  ------------  ------------
Total income from investment operations                               0.23          1.62          0.68          1.09          1.58

Less Distributions:
   Dividends from net investment income                               0.14          0.13          0.09          0.09          0.08
   Dividends in excess of net investment income                         --            --            --            --            --
   Distributions from capital gains                                   0.55          0.33            --            --            --
                                                               -----------  ------------  ------------  ------------  ------------
Total Distributions                                                   0.69          0.46          0.09          0.09          0.08
                                                               -----------  ------------  ------------  ------------  ------------

Net Asset Value, End of Year                                         $9.35         $9.81         $8.65         $8.06         $7.06
                                                               ===========  ============  ============  ============  ============

Total Return                                                         2.43%        18.80%         8.47%        15.40%        28.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $88,679,133  $125,459,119  $132,596,978  $115,203,837  $135,146,120
Ratio of expenses to average net assets                               1.2%          1.1%          1.2%          1.2%          1.1%
Ratio of net income (loss) to average net assets                      1.4%          1.4%          1.1%          1.1%          1.2%
Portfolio turnover rate                                              51.7%         63.6%         54.4%        103.8%         65.7%
                                                                                    VALUE FUND - CLASS R
                                                               --------------------------------------------------------------
                                                                     YEAR         YEAR         YEAR         YEAR         YEAR
                                                                    ENDED        ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year                              12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
                                                               ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Year                                  $9.86        $8.69        $8.10        $7.09        $5.57

Income from investment operations:
   Net investment income (loss)                                      0.15         0.14         0.10         0.08         0.07
   Net realized and unrealized gains (losses) on securities          0.10         1.50         0.59         1.01         1.52
                                                               ----------   ----------   ----------   ----------   ----------
Total income from investment operations                              0.25         1.64         0.69         1.09         1.59

Less Distributions:
   Dividends from net investment income                              0.15         0.14         0.10         0.08         0.07
   Dividends in excess of net investment income                        --           --           --           --           --
   Distributions from capital gains                                  0.55         0.33           --           --           --
                                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                                  0.70         0.47         0.10         0.08         0.07
                                                               ----------   ----------   ----------   ----------   ----------

Net Asset Value, End of Year                                        $9.41        $9.86        $8.69        $8.10        $7.09
                                                               ==========   ==========   ==========   ==========   ==========

Total Return                                                        2.59%       18.89%        8.52%       15.44%       28.65%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $5,421,569   $4,956,094   $4,263,646   $3,528,806   $2,204,343
Ratio of expenses to average net assets                              1.1%         1.1%         1.1%         1.2%         1.0%
Ratio of net income (loss) to average net assets                     1.4%         1.4%         1.2%         1.4%         1.3%
Portfolio turnover rate                                             51.7%        63.6%        54.4%       103.8%        65.7%

38 ACTIVA Mutual Funds Annual Report
                                            ACTIVA Mutual Funds Annual Report 39

ACTIVA Financial Highlights continued

                                                                                       GROWTH FUND
                                                              -------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR         YEAR         YEAR
                                                                  ENDED        ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year                            12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
                                                              ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Year                                $7.65        $7.37        $6.96        $6.35        $4.94

Income from investment operations:
   Net investment income (loss)                                      --           --           --           --        (0.03)
   Net realized and unrealized gains (losses) on securities        1.38         0.28         0.41         0.61         1.44
                                                              ---------    ---------    ---------    ---------    ---------
Total income from investment operations                            1.38         0.28         0.41         0.61         1.41

Less Distributions:
   Dividends from net investment income                              --           --           --           --           --
   Dividends in excess of net investment income                      --           --           --           --           --
   Distributions from capital gains                                  --           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total Distributions                                                  --           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Year                                      $9.03        $7.65        $7.37        $6.96        $6.35
                                                              =========    =========    =========    =========    =========

Total Return                                                     18.04%        3.80%        5.89%        9.61%       28.54%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                     $29,243,601  $24,786,841  $24,168,127  $32,921,270  $30,019,431
Ratio of expenses to average net assets                            1.4%         1.4%         1.4%         1.3%         1.4%
Ratio of net income (loss) to average net assets                  -0.2%        -0.4%        -0.4%         0.0%        -0.5%
Portfolio turnover rate                                           98.8%       105.9%        79.0%        87.4%       101.0%
                                                                                    INTERNATIONAL FUND
                                                              -------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR         YEAR         YEAR
                                                                  ENDED        ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year                            12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
                                                              ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Year                                $9.95        $9.12        $8.08        $7.10        $5.40

Income from investment operations:
   Net investment income (loss)                                    0.09         0.14         0.06         0.01         0.02
   Net realized and unrealized gains (losses) on securities        0.98         1.68         1.04         0.97         1.70
                                                              ---------    ---------    ---------    ---------    ---------
Total income from investment operations                            1.07         1.82         1.10         0.98         1.72

Less Distributions:
   Dividends from net investment income                            0.09         0.14         0.06           --         0.02
   Dividends in excess of net investment income                      --           --           --           --           --
   Distributions from capital gains                                1.22         0.85           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total Distributions                                                1.31         0.99         0.06           --         0.02
                                                              ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Year                                      $9.71        $9.95        $9.12        $8.08        $7.10
                                                              =========    =========    =========    =========    =========

Total Return                                                     11.06%       20.02%       13.58%       13.80%       31.90%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                     $47,619,384  $42,706,931  $35,528,611  $33,327,770  $29,428,761
Ratio of expenses to average net assets                            1.4%         1.4%         1.6%         1.7%         1.7%
Ratio of net income (loss) to average net assets                   0.8%         1.6%         1.1%         0.2%         0.5%
Portfolio turnover rate                                           50.1%        48.4%       178.3%       199.6%       188.0%

40 ACTIVA Mutual Funds Annual Report
                                            ACTIVA Mutual Funds Annual Report 41

ACTIVA Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Intermediate Bond, Value, Growth and International Funds) (the Trust) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising Activa Mutual Fund Trust, as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and their financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP

Grand Rapids, Michigan
February 14, 2008


42 ACTIVA Mutual Funds Annual Report

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


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


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


Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM

                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.
----------------------

The Code of Ethics adopted by the Board of Trustees for registrants senior executive and financial officers is incorporated by reference to this Form NCSR as an exhibit filed with Form NCSR on March 7, 2007. This code applies to the principal executive officer and principal financial officer. Activa Mutual Fund Trust hereby undertakes to provide to any person without charge, upon request, a copy of such Code of Ethics. The request can be made in writing addressed to the Fund's address as identified on this Form N-CSR or by telephone at 800-346-2670.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Audit Committee of the Board of Trustees of Activa Mutual Fund Trust is composed of three of the Fund's Trustees who are not affiliated with the Fund's Investment Adviser. All members are independent. All members have accounting or related financial management experience.

The Trustees have not determined that any of the members of the Audit Committee meet the technical requirements of the definition of "Audit Committee Financial Expert." The Trustees believe that there are several reasons why it is not necessary to have an Audit Committee Financial Expert as a member of the Committee. Those reasons include the fact that financial statements of mutual funds are less complex than those of operating companies; the financial statements do not involve accounting issues such as those that led to the Sarbanes-Oxley reform; the Funds have not had any problems with its previous financial statements; the Audit Committee has sufficient financial and accounting experience to satisfy the objectives of the Sarbanes-Oxley Act with respect to overseeing the financial statements, the audit process, and internal controls; and the Audit Committee can hire financial experts to assist it from time to time if circumstances so warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
----------------------------------------------

The following Schedule A summarizes the principal accountant's fees and services provided to the registrant and the non-audit fees and services provided to the investment adviser or any affiliated entity by BDO Seidman LLP for the last two fiscal years. Schedule B is the Pre-Approval Policies and Procedures for the Registrant. The Audit Committee has determined that the services rendered to the Fund's Adviser and to Activa Management Services, who controls the Investment Adviser, are consistent with maintaining the principal accountant's independence.

SCHEDULE A

ACTIVA MUTUAL FUND TRUST
FORM N-CSR PRINCIPAL ACCOUNTANT'S FEES AND SERVICES

                         2006                       2007
                 -------------------        -------------------
                          Investment                 Investment
                 Fund      Adviser(1)       Fund      Adviser(1)       Aggregate
--------------------------------------------------------------------------------
Audit          $ 62,587          $ -      $ 77,486          $ -        $140,073

Audit-related     2,460(2)         -         7,050(3)         -           9,510

Tax              27,586(4)         -        31,350(5)         -          58,936
--------------------------------------------------------------------------------
Total          $ 92,633          $ -      $115,886          $ -        $208,519
================================================================================

(1) Includes fees billed to both the investment adviser and its parent, Activa Management Services, LLC.

(2) Fees billed for consultation and research regarding new compliance requirements; read and provide comments on June 30th Form N-SAR; and anti-money laundering procedures.

(3) Fees billed for consultation and research regarding new compliance requirements and securities lending; read and provide comments on June 30th Form N-SAR; and anti-money laundering procedures.

(4) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance; research related to redemption-in-kind transaction for the Bond fund and research related to foreign tax credits regarding the International fund.

(5) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance; research related to redemption-in-kind transactions; research regarding implementation of FIN 48; research related to effect of the new Michigan Business Tax; and consulting activities related to foreign income sourcing.

SCHEDULE B

                            ACTIVA MUTUAL FUND TRUST
              PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

I.   STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the independent auditors. As part of that responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by its independent auditors in order to ensure that the provision of such services does not impair the auditors' independence from the Funds. Unless a type of service to be provided by the independent auditors has otherwise received pre-approval, it will require specific pre-approval by the Audit Committee.

     For pre-approvals of services, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the independent auditors should be precluded from performing any particular service, even if otherwise permitted by the SEC's independence rules. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services.

     Appendix A to this Policy describes the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, and such services will be considered approved through the next annual review. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

II.  DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. AUDIT SERVICES

     The annual Audit services engagement letter, which incorporates the terms and fees related to Audit, Audit-related and All Other services, as applicable, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditors reasonably can provide. The Audit

Committee has pre-approved the Audit services listed in Appendix A. Any other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.  AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements or that are traditionally performed by the independent auditors. The Audit Committee believes that the provision of the Audit-related services does not impair the independence of the independent auditors, and has pre-approved the Audit-related services listed in Appendix A. Any other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

V.   TAX SERVICES

     The annual Tax services engagement letter, which incorporates the terms and fees related to Tax services, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     The Audit Committee believes that the independent auditors can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditors' independence. However, the Audit Committee will not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix A. Any Tax services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

VI.  ALL OTHER SERVICES

     The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services, provided to the Fund or its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, that it believes are routine and recurring services, and would not impair the independence of the independent auditors. The Audit Committee has pre-approved the All Other services listed in Appendix A. Any permissable Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

     A list of the SEC's prohibited non-audit services is included in Appendix
B. The SEC's rules and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. ENGAGEMENT TERMS AND FEE ARRANGEMENTS

         Engagement terms, including fee arrangements, for all services to be provided by the independent auditors will be approved annually by the Audit Committee. Any proposed changes in terms outside the pre-approved terms will require specific pre-approval by the Audit Committee.

VIII. PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Funds' President and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. Procedures for notification and pre-approval of services for other domestic and international offices and other departments (e.g., tax department) of the independent auditors will be coordinated through the lead domestic audit partner.

IX.  ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibilities to oversee the work of the independent auditors and to ensure the auditors' independence from the Funds, such as reviewing a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditors its methods and procedures for ensuring independence.

APPENDIX A

The Audit Committee has considered the planned performance of the following audit and permitted non-audit services by BDO Seidman, LLP for its fiscal year ended December 31, 2007. All other services not listed below must be specifically pre-approved by the Audit Committee.

THE FOLLOWING SERVICES DO NOT INVOLVE PROHIBITED SERVICES AS ESTABLISHED BY THE SEC.

PRE-APPROVED AUDIT SERVICES

o    Audit of financial statements

o    Report on Internal Controls Required by SEC under Form N-SAR

o Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

o Consultations by the Funds' management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under the SEC's rules, some consultations may be "audit-related" services rather than "audit" services.)

PRE-APPROVED AUDIT-RELATED SERVICES

o    Review and provide comments on Semi-Annual Shareholder Report

o Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
     Under the SEC's rules, some consultations may be "audit" services rather than "audit-related" services.)

o General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act or stock exchanges

o Independent review of Anti-money laundering policies and procedures for the Funds and its adviser

PRE-APPROVED TAX SERVICES

o        U.S. federal and state, tax compliance for the Funds

          >>   Preparation of Forms 1120 RIC

          >> Review of board minutes and comment on compliance with Internal Revenue Code requirements

          >> Planning and consulting regarding review of wash sale gain/loss reports and ordinary income distribution

o    U.S. federal and state tax planning and advice for the Funds

o Consultation by the Company's management as to tax related disclosure in the Company's registration statement and other regulatory filings

Note: Tax compliance generally includes preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice include a range of services such as assistance with tax audits and appeals; tax advice related to mergers and acquisitions; tax advice and assistance regarding statutory, regulatory or administrative developments or interpretation relative to disclosures in the Company's registration statement and other regulatory filings; and requests for rulings or technical advice from taxing authorities.

PRE-APPROVED ALL OTHER SERVICES

o    None

APPENDIX B

PROHIBITED NON-AUDIT SERVICES

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment advisor or investment banking services

o    Legal services

o    Expert services unrelated to the audit

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

     (a) The registrant's principal executive and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Incorporated by reference to this Form NCSR as an exhibit filed with Form NCSR on March 7, 2007.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date March 5, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date March 5, 2008
    -------------------------------------------------------------------

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.